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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-09685

                          Pioneer High Yield Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  October 31


Date of reporting period:  November 1, 2015 through April 30, 2016


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.



                            Pioneer High
                            Yield Fund

--------------------------------------------------------------------------------
                            Semiannual Report | April 30, 2016
--------------------------------------------------------------------------------

                            Ticker Symbols:

                            Class A     TAHYX
                            Class C     PYICX
                            Class R     TYHRX
                            Class Y     TYHYX

                            [LOGO] PIONEER
                                   Investments(R)
                       visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                              9

Prices and Distributions                                                      10

Performance Update                                                            11

Comparing Ongoing Fund Expenses                                               15

Schedule of Investments                                                       17

Financial Statements                                                          44

Notes to Financial Statements                                                 52

Trustees, Officers and Service Providers                                      67

                         Pioneer High Yield Fund | Semiannual Report | 4/30/16 1

President's Letter

Dear Shareowner,

Global financial markets began 2016 on shaky footing, delivering the kind of volatility that challenged investors in 2015. US equities fell by 10% through the first six weeks of the year, only to recover the losses by the end of the first quarter. Fixed-income markets were also acutely affected, with concerns about falling oil prices and a weak global economy leading to a sell-off in credit-sensitive sectors, especially high-yield bonds, as investors fled to the perceived safety of government bonds. Like equities, credit markets recovered much of their lost ground by the end of the first quarter.

Midway through the first quarter, market sentiment shifted, as expectations grew that major central banks would extend their accommodative monetary policies in the hopes of driving economic growth. The US Federal Reserve (the Fed) backed off plans to raise interest rates four times in 2016, and the European Central Bank announced a more comprehensive asset-purchasing program in the hopes of encouraging lending, and boosting both inflation and economic growth. The Bank of Japan also followed a monetary easing path, announcing negative interest rates in January.

As 2016 moves along, we continue to see central bank policies as generally supportive of the US economy - for which we maintain an expectation of modest growth this year - against an overall global economic backdrop that remains unsettled and points towards generally lower growth. Economies around the world in both developed and emerging markets are experiencing deep structural changes. Current challenges include incomplete debt deleveraging in both emerging and developed markets, where debt levels continue to grow, the transition of many emerging markets economies from export/investment-driven models to more domestic demand-driven models, and aging populations, which are reducing productivity and limiting economic growth potential (primarily in the developed markets but also in emerging markets such as China). Geopolitical instability on many fronts, the rising risk of policy mistakes, and market liquidity issues combine to increase the possibility of sharp swings in asset values. Meanwhile, in the US, as always in a presidential election year, the political rhetoric of 2016 has the potential to impact domestic sectors such as health care.

Throughout Pioneer's history, we have believed in the importance of active management. During periods of market volatility, we view the value of active management as even more compelling. Our experienced and tenured investment teams focus on identifying value across global markets using proprietary research, careful risk management, and a long-term perspective. We believe our shareowners can benefit from the experience and tenure of our investment teams as well as the insights generated from our extensive research process.

2 Pioneer High Yield Fund | Semiannual Report | 4/30/16

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA Inc.
April 30, 2016

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                         Pioneer High Yield Fund | Semiannual Report | 4/30/16 3

Portfolio Management Discussion | 4/30/16

In the following discussion, portfolio managers Tracy Wright and Andrew Feltus discuss the factors that affected the performance of Pioneer High Yield Fund during the six-month period ended April 30, 2016. Ms. Wright, lead portfolio manager of the Fund, a senior vice president and a portfolio manager at Pioneer, and Mr. Feltus, Director of High Yield and Bank Loans, a senior vice president and a portfolio manager at Pioneer, are responsible for the day-to-day management of the Fund.

Q    How did the Fund perform during the six-month period ended April 30, 2016?

A Pioneer High Yield Fund's Class A shares returned 0.47% at net asset value during the six-month period ended April 30, 2016, while the Fund's benchmarks, the Bank of America Merrill Lynch (BofA ML) US High Yield Index and the BofA ML All-Convertibles Speculative Quality Index, returned 2.25% and -2.10% respectively. During the same period, the average return of the 684 mutual funds in Lipper's High Yield Funds category was 0.83%, and the average return of the 791 mutual funds in Morningstar's High Yield Bond Funds category was 0.68%.

Q How you describe the market environment for high-yield bonds during the six-month period ended April 30, 2016?

A While high-yield bonds in aggregate produced modest positive returns over the six months, the period saw extraordinary swings in credit sentiment and in prices for the asset class. As the period opened, declining prices of oil and other commodities was one of the factors reflecting the market's unease over the implications that slowing economic growth in China might have for the global economy. In the US, with wages finally beginning to show signs of a meaningful rise, markets had settled on the US Federal Reserve's (the Fed's) December 16 Open Market Committee meeting as the likely occasion for the start of a rate-hiking cycle. While certainly not a positive for bonds overall, or for high-yield issues in particular, the anticipated 0.25% increase in the Federal funds rate was met with relative equanimity, as the Fed's indications were that future hikes would be implemented at a gradual pace.

     In December, the high-yield market came under pressure from the forced liquidation of distressed credit funds. Many of those vehicles had placed bets on illiquid securities as well as beaten-down Puerto Rico and energy-related issues. January 2016 saw "risk" assets punished due to a resurgence of market concerns about the slowing Chinese economic growth rate as well as a further slide in energy prices. High-yield bonds would remain under

4 Pioneer High Yield Fund | Semiannual Report | 4/30/16 pressure through the early part of February 2016. However, credit sentiment rebounded strongly over the last several weeks of the period as the Fed signaled that it was prepared to push back the timetable for further rate hikes, and central banks overseas engaged in unprecedented fiscal easing measures designed to stimulate growth. A meaningful recovery in oil prices from their January lows also helped to boost market sentiment as the period drew to a close.

Q Can you review your principal strategies in managing the Fund during the six-month period ended April 30, 2016, and the degree to which they added to or detracted from benchmark-relative returns?

A With respect to the Fund's core allocation to high-yield bonds, benchmark-relative performance was constrained by security selection within energy, in particular the portfolio's tilt toward exploration & production companies whose fortunes are closely tied to the price of oil, and a corresponding underweighting of pipeline companies with more stable revenues. The negative effects within energy were offset, somewhat, by the Fund's underweight exposure to the sector. An underweight to the basic materials sector, which includes such industries as metals & mining, forestry, and chemicals, also detracted from benchmark-relative results over the six-month periods, as metals & mining companies benefited from a strengthening in commodity prices. On the positive side within high yield, the Fund's positioning in both the telecommunication services and utilities sectors contributed positively to benchmark-relative results.

     In other asset classes, we maintained a non-benchmark allocation to convertible bonds and equities in the portfolio, with a focus on sectors not well represented within high yield, or where we saw better valuations than those available in the high-yield market. Those positions had an essentially neutral impact on the Fund's benchmark-relative performance during the period, as the weaker returns of convertibles and equities versus high-yield corporates canceled out strong security selection results. Within the convertibles/equities allocation, we are attracted to health care issuers, as we view the sector as positioned to benefit from both increased utilization rates in the wake of the Affordable Care Act, and secular growth based on favorable demographic trends. We continue to believe the portfolio's modest exposure to convertibles and equities helps to improve the Fund's total return profile over the long term.

     We also maintained a portfolio position in catastrophe bonds (or "cat bonds"), which are issued by insurers seeking to mitigate the risk of having to pay claims based on a specified triggering event, normally a natural disaster of some kind such as an earthquake or a hurricane. In addition to providing attractive income, cat bonds are uncorrelated to the broader

                         Pioneer High Yield Fund | Semiannual Report | 4/30/16 5 high-yield market and thus can be a valuable source of diversification*. The Fund's position in cat bonds aided benchmark-relative performance over the six-month period. (Correlation is expressed by a coefficient that ranges from -1, which means the assets always move in opposite directions, through 0, which means they are absolutely independent of one another, to 1, which means they always move together.)

     Finally, with regard to portfolio quality, the Fund's relative returns benefited from below-benchmark exposure to lower-quality, CCC-rated issues, which were most negatively affected by the extreme "risk-off" market environment in the first several weeks of 2016. That positive effect was offset, to a minor degree, by the Fund's underweight to higher-quality BB-rated issues, which was the top-performing quality tier within the overall high-yield market during the period.

Q Can you discuss the factors that affected the Fund's income generation (or yield), either positively or negatively, during the six-month period ended April 30, 2016?

A The Fund's income generation and yield provided to shareholders was relatively stable over the six-month period. The portfolio's position in convertible securities and common stocks resulted in a lower yield compared with a portfolio comprised entirely of high-yield bonds; however, as we noted earlier, we believe the Fund's allocation to convertibles/equities helps to improve the Fund's long-term total return profile.

Q What role did derivatives play in the Fund's investment process and results during the six-month period ended April 30, 2016?

A During the period, we utilized credit-default-swap indices in an attempt to maintain the desired level of Fund exposure to the high-yield market, while also seeking to maintain sufficient liquidity to make opportunistic purchases, and to help meet any unanticipated shareholder redemptions. The strategy had a neutral effect on the Fund's benchmark-relative performance.

Q    What is your assessment of the current climate for fixed-income investing?

A Despite the extraordinary swings in market sentiment experienced over the last six months amid muted economic activity overseas and persistent geopolitical uncertainties, we maintain a constructive outlook with respect to the US economy and overall corporate credit fundamentals. The average default rate for high-yield bonds has remained below historical averages, though it seems likely that defaults will pick up to some degree in coming quarters, especially with respect to issuers in the

*    Diversification does not assure a profit nor protect against loss.

6 Pioneer High Yield Fund | Semiannual Report | 4/30/16 energy and metals & mining areas. We continue to monitor closely certain factors that have the potential to influence the direction of oil prices, and have modestly increased the Fund's energy exposure while remaining underweight in the sector.

     The expectation is that the Fed's rate-hiking cycle will now be even more gradual and measured in nature than initially thought at the outset of 2016. On balance, we believe conditions are supportive of the high-yield asset class, and we feel the Fund's positioning reflects that sentiment.

                         Pioneer High Yield Fund | Semiannual Report | 4/30/16 7

Please refer to the Schedule of Investments on pages 17-43 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to prepayments.

The Fund may use derivatives, such as options, futures, inverse floating rate obligations, swaps, and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Derivatives may have a leveraging effect on the Fund.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

8 Pioneer High Yield Fund | Semiannual Report | 4/30/16

Portfolio Summary | 4/30/16

Portfolio Diversification*
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Corporate Bonds                                                       57.5%
Convertible Corporate Bonds                                                12.8%
International Corporate Bonds                                               9.2%
Senior Secured Loans                                                        6.7%
U.S. Common Stocks                                                          5.6%
Collateralized Mortgage Obligations                                         2.6%
Convertible Preferred Stocks                                                2.4%
U.S. Government Securities                                                  1.3%
U.S. Preferred Stocks                                                       0.8%
Asset Backed Securities                                                     0.7%
International Common Stocks                                                 0.3%
International Preferred Stocks                                              0.1%

* Includes investments in insurance-linked securities totaling 4.4% of total investment portfolio.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)**

 1.  Sprint Corp., 7.25%, 9/15/21                                          1.50%
--------------------------------------------------------------------------------
 2.  Crown Cork & Seal Co., Inc., 7.375%, 12/15/26                         1.32
--------------------------------------------------------------------------------
 3.  HCA, Inc., 5.375%, 2/1/25                                             1.30
--------------------------------------------------------------------------------
 4.  Sealy Corp., 8.0%, 7/15/16 (PIK)                                      1.20
--------------------------------------------------------------------------------
 5.  Scientific Games International, Inc., 10.0%, 12/1/22                  1.08
--------------------------------------------------------------------------------
 6.  Valeant Pharmaceuticals International, Inc., 5.875%, 5/15/23 (144A)   0.94
--------------------------------------------------------------------------------
 7.  Frontier Communications Corp., 8.5%, 4/15/20                          0.91
--------------------------------------------------------------------------------
 8.  CCO Holdings LLC, 6.5%, 4/30/21                                       0.88
--------------------------------------------------------------------------------
 9.  Videotron, Ltd., 5.375%, 6/15/24 (144A)                               0.87
--------------------------------------------------------------------------------
10.  GMAC Capital Trust I, Floating Rate Note, 2/15/40                     0.82
--------------------------------------------------------------------------------

** This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

                         Pioneer High Yield Fund | Semiannual Report | 4/30/16 9

Prices and Distributions | 4/30/16

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        Class                       4/30/16                       10/31/15
--------------------------------------------------------------------------------
          A                          $ 9.04                         $ 9.33
--------------------------------------------------------------------------------
          C                          $ 9.23                         $ 9.52
--------------------------------------------------------------------------------
          R                          $10.23                         $10.53
--------------------------------------------------------------------------------
          Y                          $ 9.05                         $ 9.34
--------------------------------------------------------------------------------

Distributions per Share: 11/1/15-4/30/16
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Net
                      Investment          Short-Term             Long-Term
        Class           Income           Capital Gains         Capital Gains
--------------------------------------------------------------------------------
          A             $0.2561               $--                 $0.0655
--------------------------------------------------------------------------------
          C             $0.2282               $--                 $0.0655
--------------------------------------------------------------------------------
          R             $0.2646               $--                 $0.0655
--------------------------------------------------------------------------------
          Y             $0.2705               $--                 $0.0655
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Bank of America (BofA) Merrill Lynch (ML) US High Yield Index is an unmanaged, commonly accepted measure of the performance of high-yield securities. The Bank of America (BofA) Merrill Lynch (ML) All-Convertibles Speculative Quality Index is an unmanaged index of high-yield U.S. convertible securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike fund returns, do not reflect any fees, expense or sales charges. It is not possible to invest directly in an index.

The indices defined here pertain to the "Value of $10,000 Investment" and the "Value of $5 Million Investment" charts on pages 11-14.

10 Pioneer High Yield Fund | Semiannual Report | 4/30/16

Performance Update | 4/30/16                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer High Yield Fund at public offering price during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch (ML) US High Yield Index and the Bank of America (BofA) Merrill Lynch (ML) All-Convertibles Speculative Quality Index.

Average Annual Total Returns
(As of April 30, 2016)
--------------------------------------------------------------------------------
              Net           Public           BofA ML         BofA ML All-
              Asset         Offering         US High         Convertibles
              Value         Price            Yield           Speculative
Period        (NAV)         (POP)            Index           Quality Index
--------------------------------------------------------------------------------
10 years       5.54%         5.06%            7.20%           5.71%
5 years        3.17          2.23             5.22            3.91
1 year        -4.57         -8.84            -1.34           -8.61
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2016)
--------------------------------------------------------------------------------
              Gross
--------------------------------------------------------------------------------
              1.17%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

            Pioneer High        BofA ML US              BofA ML All-Convertibles
            Yield Fund          High Yield Index        Speculative Quality Index
4/06        $ 9,550             $10,000                 $10,000
4/07        $10,696             $11,241                 $11,385
4/08        $10,758             $11,148                 $11,050
4/09        $ 7,838             $ 9,511                 $ 7,643
4/10        $11,885             $13,715                 $12,209
4/11        $14,010             $15,545                 $14,387
4/12        $13,776             $16,345                 $13,452
4/13        $15,650             $18,640                 $15,950
4/14        $16,907             $19,814                 $18,630
4/15        $17,161             $20,322                 $19,066
4/16        $16,377             $20,051                 $17,425

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. POP returns reflect deduction of maximum 4.50% sales charge. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/16 11

Performance Update | 4/30/16                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer High Yield Fund during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch (ML) US High Yield Index and the Bank of America (BofA) Merrill Lynch (ML) All-Convertibles Speculative Quality Index.

Average Annual Total Returns
(As of April 30, 2016)
--------------------------------------------------------------------------------
                                             BofA ML         BofA ML All-
                                             US High         Convertibles
              If            If               Yield           Speculative
Period        Held          Redeemed         Index           Quality Index
--------------------------------------------------------------------------------
10 years       4.83%         4.83%            7.20%           5.71%
5 years        2.48          2.48             5.22            3.91
1 year        -5.19         -5.19            -1.34           -8.61
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2016)
--------------------------------------------------------------------------------
              Gross
--------------------------------------------------------------------------------
              1.89%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

            Pioneer High        BofA ML US              BofA ML All-Convertibles
            Yield Fund          High Yield Index        Speculative Quality Index
4/06        $10,000             $10,000                 $10,000
4/07        $11,120             $11,241                 $11,385
4/08        $11,098             $11,148                 $11,050
4/09        $ 8,043             $ 9,511                 $ 7,643
4/10        $12,105             $13,715                 $12,209
4/11        $14,183             $15,545                 $14,387
4/12        $13,860             $16,345                 $13,452
4/13        $15,641             $18,640                 $15,950
4/14        $16,780             $19,814                 $18,630
4/15        $16,905             $20,322                 $19,066
4/16        $16,028             $20,051                 $17,425

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer High Yield Fund | Semiannual Report | 4/30/16

Performance Update | 4/30/16                                      Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer High Yield Fund during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch (ML) US High Yield Index and the Bank of America (BofA) Merrill Lynch (ML) All-Convertibles Speculative Quality Index.

Average Annual Total Returns
(As of April 30, 2016)
--------------------------------------------------------------------------------
                  Net              BofA ML            BofA ML All-
                  Asset            US High            Convertibles
                  Value            Yield              Speculative
Period            (NAV)            Index              Quality Index
--------------------------------------------------------------------------------
10 years           5.26%            7.20%              5.71%
5 years            2.84             5.22               3.91
1 year            -4.87            -1.34              -8.61
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2016)
--------------------------------------------------------------------------------
              Gross
--------------------------------------------------------------------------------
              1.51%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

            Pioneer High        BofA ML US              BofA ML All-Convertibles
            Yield Fund          High Yield Index        Speculative Quality Index
4/06        $10,000             $10,000                 $10,000
4/07        $11,162             $11,241                 $11,385
4/08        $11,198             $11,148                 $11,050
4/09        $ 8,163             $ 9,511                 $ 7,643
4/10        $12,345             $13,715                 $12,209
4/11        $14,519             $15,545                 $14,387
4/12        $14,242             $16,345                 $13,452
4/13        $16,119             $18,640                 $15,950
4/14        $17,353             $19,814                 $18,630
4/15        $17,553             $20,322                 $19,066
4/16        $16,698             $20,051                 $17,425

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/16 13

Performance Update | 4/30/16                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer High Yield Fund, during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch (ML) US High Index and the Bank of America (BofA) Merrill Lynch (ML) All-Convertibles Speculative Quality Index.

Average Annual Total Returns
(As of April 30, 2016)
--------------------------------------------------------------------------------
                    Net                BofA ML              BofA ML All-
                    Asset              US High              Convertibles
                    Value              Yield                Speculative
Period              (NAV)              Index                Quality Index
--------------------------------------------------------------------------------
10 years             5.97%              7.20%                5.71%
5 years              3.51               5.22                 3.91
1 year              -4.17              -1.34                -8.61
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2016)
--------------------------------------------------------------------------------
              Gross
--------------------------------------------------------------------------------
              0.88%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

            Pioneer High        BofA ML US              BofA ML All-Convertibles
            Yield Fund          High Yield Index        Speculative Quality Index
4/06        $5,000,000          $ 5,000,000             $5,000,000
4/07        $5,624,388          $ 5,620,626             $5,692,647
4/08        $5,678,580          $ 5,574,105             $5,525,232
4/09        $4,167,975          $ 4,755,299             $3,821,582
4/10        $6,343,893          $ 6,857,329             $6,104,579
4/11        $7,513,808          $ 7,772,435             $7,193,433
4/12        $7,413,277          $ 8,172,622             $6,725,769
4/13        $8,447,625          $ 9,320,033             $7,975,219
4/14        $9,163,209          $ 9,906,834             $9,314,834
4/15        $9,319,529          $10,161,059             $9,532,764
4/16        $8,930,318          $10,025,271             $8,712,427

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer High Yield Fund | Semiannual Report | 4/30/16

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer High Yield Fund

Based on actual returns from November 1, 2015, through April 30, 2016.

----------------------------------------------------------------------------------
Share Class                     A              C              R              Y
----------------------------------------------------------------------------------
Beginning Account           $1,000.00      $1,000.00      $1,000.00      $1,000.00
Value on 11/1/15
----------------------------------------------------------------------------------
Ending Account              $1,004.70      $1,001.50      $1,004.00      $1,006.30
Value (after expenses)
on 4/30/16
----------------------------------------------------------------------------------
Expenses Paid               $    5.78      $    9.21      $    7.67      $    4.29
During Period*
----------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.16%, 1.85%, 1.54%, and 0.86% for Class A, Class C, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the partial year period).

                        Pioneer High Yield Fund | Semiannual Report | 4/30/16 15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer High Yield Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from November 1, 2015, through April 30, 2016.

----------------------------------------------------------------------------------
Share Class                     A              C              R              Y
----------------------------------------------------------------------------------
Beginning Account           $1,000.00      $1,000.00      $1,000.00      $1,000.00
Value on 11/1/15
----------------------------------------------------------------------------------
Ending Account              $1,019.10      $1,015.66      $1,017.21      $1,020.59
Value (after expenses)
on 4/30/16
----------------------------------------------------------------------------------
Expenses Paid               $    5.82      $    9.27      $    7.72      $    4.32
During Period*
----------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.16%, 1.85%, 1.54%, and 0.86% for Class A, Class C, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the partial year period).

16 Pioneer High Yield Fund | Semiannual Report | 4/30/16

Schedule of Investments | 4/30/16 (unaudited)

----------------------------------------------------------------------------------------------------
 Principal      Floating
 Amount ($)     Rate (b)                                                             Value
----------------------------------------------------------------------------------------------------
                             CONVERTIBLE CORPORATE BONDS -- 12.5%
                             ENERGY -- 0.8%
                             Oil & Gas Equipment & Services -- 0.1%
  2,170,000                  SEACOR Holdings, Inc., 3.0%, 11/15/28                   $     1,829,581
----------------------------------------------------------------------------------------------------
                             Oil & Gas Exploration & Production -- 0.7%
  6,440,000                  Cobalt International Energy, Inc., 2.625%,
                             12/1/19                                                 $     3,240,125
  5,930,000                  Whiting Petroleum Corp., 1.25%, 4/1/20 (144A)                 4,477,150
                                                                                     ---------------
                                                                                     $     7,717,275
----------------------------------------------------------------------------------------------------
                             Coal & Consumable Fuels -- 0.0%+
  4,705,000                  Alpha Natural Resources, Inc., 3.75%,
                             12/15/17 (e)                                            $        35,288
                                                                                     ---------------
                             Total Energy                                            $     9,582,144
----------------------------------------------------------------------------------------------------
                             MATERIALS -- 0.1%
                             Diversified Metals & Mining -- 0.1%
  1,075,000                  RTI International Metals, Inc., 1.625%, 10/15/19        $     1,230,875
                                                                                     ---------------
                             Total Materials                                         $     1,230,875
----------------------------------------------------------------------------------------------------
                             CAPITAL GOODS -- 1.3%
                             Aerospace & Defense -- 0.1%
  1,150,000                  The KEYW Holding Corp., 2.5%, 7/15/19                   $       922,875
----------------------------------------------------------------------------------------------------
                             Construction & Engineering -- 0.3%
  3,830,000                  Dycom Industries, Inc., 0.75%, 9/15/21 (144A)           $     3,935,325
----------------------------------------------------------------------------------------------------
                             Electrical Components & Equipment -- 0.9%
 10,874,000                  General Cable Corp., 4.5%, 11/15/29 (Step)              $     7,190,432
  3,725,000                  SolarCity Corp., 1.625%, 11/1/19                              2,423,578
                                                                                     ---------------
                                                                                     $     9,614,010
                                                                                     ---------------
                             Total Capital Goods                                     $    14,472,210
----------------------------------------------------------------------------------------------------
                             CONSUMER DURABLES & APPAREL -- 0.5%
                             Homebuilding -- 0.5%
  6,160,000                  KB Home, 1.375%, 2/1/19                                 $     5,909,750
                                                                                     ---------------
                             Total Consumer Durables & Apparel                       $     5,909,750
----------------------------------------------------------------------------------------------------
                             CONSUMER SERVICES -- 0.4%
                             Specialized Consumer Services -- 0.4%
  2,710,000                  Ascent Capital Group, Inc., 4.0%, 7/15/20               $     1,722,544
  2,195,000                  Carriage Services, Inc., 2.75%, 3/15/21                       2,625,769
                                                                                     ---------------
                                                                                     $     4,348,313
                                                                                     ---------------
                             Total Consumer Services                                 $     4,348,313
----------------------------------------------------------------------------------------------------
                             MEDIA -- 0.3%
                             Cable & Satellite -- 0.3%
  3,425,000                  Liberty Media Corp., 1.375%, 10/15/23                   $     3,442,125
                                                                                     ---------------
                             Total Media                                             $     3,442,125
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/16 17

----------------------------------------------------------------------------------------------------
 Principal      Floating
 Amount ($)     Rate (b)                                                             Value
----------------------------------------------------------------------------------------------------
                             RETAILING -- 0.4%
                             Internet Retail -- 0.4%
  4,455,000                  Shutterfly, Inc., 0.25%, 5/15/18                        $     4,441,078
                                                                                     ---------------
                             Total Retailing                                         $     4,441,078
----------------------------------------------------------------------------------------------------
                             HEALTH CARE EQUIPMENT & SERVICES -- 2.0%
                             Health Care Equipment -- 1.1%
  3,985,000                  Insulet Corp., 2.0%, 6/15/19                            $     3,932,697
  3,620,000                  NuVasive, Inc., 2.25%, 3/15/21 (144A)                         4,074,762
  4,866,000                  Wright Medical Group, Inc., 2.0%, 2/15/20                     4,625,741
                                                                                     ---------------
                                                                                     $    12,633,200
----------------------------------------------------------------------------------------------------
                             Health Care Supplies -- 0.6%
  2,500,000                  Alere, Inc., 3.0%, 5/15/16                              $     2,506,250
  2,015,000                  Endologix, Inc., 2.25%, 12/15/18                              1,756,828
  1,390,000                  Endologix, Inc., 3.25%, 11/1/20                               1,632,381
    935,000                  Quidel Corp., 3.25%, 12/15/20                                   849,097
                                                                                     ---------------
                                                                                     $     6,744,556
----------------------------------------------------------------------------------------------------
                             Managed Health Care -- 0.3%
  1,900,000                  Molina Healthcare, Inc.                                 $     2,641,000
                                                                                     ---------------
                             Total Health Care Equipment & Services                  $    22,018,756
----------------------------------------------------------------------------------------------------
                             PHARMACEUTICALS, BIOTECHNOLOGY &
                             LIFE SCIENCES -- 3.5%
                             Biotechnology -- 2.0%
  1,625,000                  Anacor Pharmaceuticals, Inc., 2.0%,
                             4/15/23 (144A)                                          $     1,864,688
  1,920,000                  BioMarin Pharmaceutical, Inc., 1.5%, 10/15/20                 2,328,000
  4,430,000                  Cepheid, 1.25%, 2/1/21                                        3,798,725
  4,365,000                  Emergent BioSolutions, Inc., 2.875%, 1/15/21                  5,960,953
  1,065,000                  Immunomedics, Inc., 4.75%, 2/15/20                              913,903
  4,270,000                  Ironwood Pharmaceuticals, Inc., 2.25%,
                             6/15/22 (144A)                                                3,872,356
  4,538,000                  PDL BioPharma, Inc., 4.0%, 2/1/18                             4,223,176
                                                                                     ---------------
                                                                                     $    22,961,801
----------------------------------------------------------------------------------------------------
                             Pharmaceuticals -- 1.5%
  3,725,000                  Impax Laboratories, Inc., 2.0%, 6/15/22 (144A)          $     3,447,953
  7,215,000                  Innoviva, Inc., 2.125%, 1/15/23                               5,911,791
  3,570,000                  Jazz Investments I, Ltd., 1.875%, 8/15/21                     3,971,625
  2,455,000                  The Medicines Co., 2.5%, 1/15/22                              2,998,169
                                                                                     ---------------
                                                                                     $    16,329,538
                                                                                     ---------------
                             Total Pharmaceuticals, Biotechnology &
                             Life Sciences                                           $    39,291,339
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer High Yield Fund | Semiannual Report | 4/30/16

----------------------------------------------------------------------------------------------------
 Principal      Floating
 Amount ($)     Rate (b)                                                             Value
----------------------------------------------------------------------------------------------------
                             SOFTWARE & SERVICES -- 2.5%
                             Internet Software & Services -- 0.8%
  2,335,000                  Twitter, Inc., 0.25%, 9/15/19                           $     2,028,531
  5,995,000                  WebMD Health Corp., 2.5%, 1/31/18                             6,856,781
                                                                                     ---------------
                                                                                     $     8,885,312
----------------------------------------------------------------------------------------------------
                             Data Processing & Outsourced Services -- 0.5%
  6,345,000                  Cardtronics, Inc., 1.0%, 12/1/20                        $     6,345,000
----------------------------------------------------------------------------------------------------
                             Application Software -- 1.1%
  2,335,000                  Citrix Systems, Inc., 0.5%, 4/15/19                     $     2,637,091
  5,130,000                  Mentor Graphics Corp., 4.0%, 4/1/31                           5,389,706
  1,700,000                  Nuance Communications, Inc., 1.0%,
                             12/15/35 (144A)                                               1,536,375
  2,785,000                  Synchronoss Technologies, Inc., 0.75%, 8/15/19                2,708,412
                                                                                     ---------------
                                                                                     $    12,271,584
----------------------------------------------------------------------------------------------------
                             Systems Software -- 0.1%
    595,000                  FireEye, Inc., 1.0%, 6/1/35 (144A)                      $       514,303
    595,000                  FireEye, Inc., 1.625%, 6/1/35 (144A)                            490,875
                                                                                     ---------------
                                                                                     $     1,005,178
                                                                                     ---------------
                             Total Software & Services                               $    28,507,074
----------------------------------------------------------------------------------------------------
                             TECHNOLOGY HARDWARE & EQUIPMENT -- 0.3%
                             Communications Equipment -- 0.3%
  2,595,000                  Brocade Communications Systems, Inc.,
                             1.375%, 1/1/20                                          $     2,512,284
  1,300,000                  Finisar Corp., 0.5%, 12/15/33                                 1,239,062
                                                                                     ---------------
                                                                                     $     3,751,346
                                                                                     ---------------
                             Total Technology Hardware & Equipment                   $     3,751,346
----------------------------------------------------------------------------------------------------
                             SEMICONDUCTORS & SEMICONDUCTOR
                             EQUIPMENT -- 0.4%
                             Semiconductors -- 0.4%
  4,480,000                  ON Semiconductor Corp., 1.0%, 12/1/20 (144A)            $     4,062,800
                                                                                     ---------------
                             Total Semiconductors & Semiconductor
                             Equipment                                               $     4,062,800
----------------------------------------------------------------------------------------------------
                             TOTAL CONVERTIBLE CORPORATE BONDS
                             (Cost $153,261,610)                                     $   141,057,810
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
 Shares
----------------------------------------------------------------------------------------------------
                             PREFERRED STOCKS -- 1.0%
                             TRANSPORTATION -- 0.2%
                             Air Freight & Logistics -- 0.2%
      4,940                  CEVA Group Plc, 12/31/14 (g)*                           $     1,729,018
                                                                                     ---------------
                             Total Transportation                                    $     1,729,018
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/16 19

----------------------------------------------------------------------------------------------------
 Shares                                                                              Value
----------------------------------------------------------------------------------------------------
                             DIVERSIFIED FINANCIALS -- 0.8%
                             Consumer Finance -- 0.8%
    358,975         6.40     GMAC Capital Trust I, Floating Rate Note, 2/15/40       $     8,999,503
                                                                                     ---------------
                             Total Diversified Financials                            $     8,999,503
----------------------------------------------------------------------------------------------------
                             INSURANCE -- 0.0%+
                             Reinsurance -- 0.0%+
     33,500                  Lorenz Re, Ltd., Variable Rate Notes,
                             (Perpetual)* (d)(f)                                     $        83,750
                                                                                     ---------------
                             Total Insurance                                         $        83,750
----------------------------------------------------------------------------------------------------
                             TOTAL PREFERRED STOCKS
                             (Cost $13,799,491)                                      $    10,812,271
----------------------------------------------------------------------------------------------------
                             CONVERTIBLE PREFERRED STOCKS -- 2.4%
                             ENERGY -- 0.0%+
                             Oil & Gas Exploration & Production -- 0.0%+
        715                  Halcon Resources Corp., 5.75% (Perpetual)               $        28,600
                                                                                     ---------------
                             Total Energy                                            $        28,600
----------------------------------------------------------------------------------------------------
                             CONSUMER DURABLES & APPAREL -- 1.2%
                             Home Furnishings -- 1.2%
    143,000                  Sealy Corp., 8.0%, 7/15/16 (4.0% cash,
                             4.0% PIK) (PIK)                                         $    13,048,750
                                                                                     ---------------
                             Total Consumer Durables & Apparel                       $    13,048,750
----------------------------------------------------------------------------------------------------
                             HEALTH CARE EQUIPMENT & SERVICES -- 0.3%
                             Health Care Supplies -- 0.2%
      7,708                  Alere, Inc., 3.0% (Perpetual)                           $     2,425,476
----------------------------------------------------------------------------------------------------
                             Health Care Services -- 0.0%+
        742                  BioScrip, Inc., (Perpetual) (c)(g)                      $        67,572
----------------------------------------------------------------------------------------------------
                             Health Care Facilities -- 0.1%
      1,725                  Kindred Healthcare, Inc., 7.5%, 12/1/17                 $     1,302,496
                                                                                     ---------------
                             Total Health Care Equipment & Services                  $     3,795,544
----------------------------------------------------------------------------------------------------
                             PHARMACEUTICALS, BIOTECHNOLOGY &
                             LIFE SCIENCES -- 0.3%
                             Pharmaceuticals -- 0.3%
      2,700                  Allergan Plc, 5.5%, 3/1/18                              $     2,191,023
      1,000                  Teva Pharmaceutical Industries, Ltd., 7.0%,
                             12/15/18                                                        901,000
                                                                                     ---------------
                                                                                     $     3,092,023
                                                                                     ---------------
                             Total Pharmaceuticals, Biotechnology &
                             Life Sciences                                           $     3,092,023
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer High Yield Fund | Semiannual Report | 4/30/16

----------------------------------------------------------------------------------------------------
 Shares                                                                              Value
----------------------------------------------------------------------------------------------------
                             BANKS -- 0.6%
                             Diversified Banks -- 0.6%
      5,265                  Wells Fargo & Co., 7.5% (Perpetual)                     $     6,560,190
                                                                                     ---------------
                             Total Banks                                             $     6,560,190
----------------------------------------------------------------------------------------------------
                             TOTAL CONVERTIBLE PREFERRED STOCKS
                             (Cost $24,105,949)                                      $    26,525,107
----------------------------------------------------------------------------------------------------
                             COMMON STOCKS -- 5.9%
                             ENERGY -- 0.2%
                             Oil & Gas Exploration & Production -- 0.0%+
     12,450                  Swift Energy Co.                                        $       264,562
----------------------------------------------------------------------------------------------------
                             Oil & Gas Refining & Marketing -- 0.2%
     39,932                  Marathon Petroleum Corp.*                               $     1,560,543
                                                                                     ---------------
                             Total Energy                                            $     1,825,105
----------------------------------------------------------------------------------------------------
                             MATERIALS -- 0.4%
                             Commodity Chemicals -- 0.4%
      1,462                  Axiall Corp.                                            $        34,430
     51,171                  LyondellBasell Industries NV                                  4,230,307
                                                                                     ---------------
                                                                                     $     4,264,737
                                                                                     ---------------
                             Total Materials                                         $     4,264,737
----------------------------------------------------------------------------------------------------
                             CAPITAL GOODS -- 0.2%
                             Aerospace & Defense -- 0.1%
     12,090                  Orbital ATK, Inc.                                       $     1,051,830
----------------------------------------------------------------------------------------------------
                             Construction & Farm Machinery &
                             Heavy Trucks -- 0.1%
    482,433                  Commercial Vehicle Group, Inc.*                         $     1,239,853
----------------------------------------------------------------------------------------------------
                             Industrial Machinery -- 0.0%+
     73,714                  Liberty Tire Recycling LLC (c)                          $           737
                                                                                     ---------------
                             Total Capital Goods                                     $     2,292,420
----------------------------------------------------------------------------------------------------
                             COMMERCIAL SERVICES & SUPPLIES -- 0.0%+
                             Diversified Support Services -- 0.0%+
         53                  IAP Worldwide Services, Inc.                            $        71,570
                                                                                     ---------------
                             Total Commercial Services & Supplies                    $        71,570
----------------------------------------------------------------------------------------------------
                             TRANSPORTATION -- 0.3%
                             Air Freight & Logistics -- 0.1%
      2,282                  CEVA Group Plc*                                         $       798,721
----------------------------------------------------------------------------------------------------
                             Airlines -- 0.2%
     60,954                  United Continental Holdings, Inc.*                      $     2,792,303
                                                                                     ---------------
                             Total Transportation                                    $     3,591,024
----------------------------------------------------------------------------------------------------
                             AUTOMOBILES & COMPONENTS -- 0.8%
                             Automobile Manufacturers -- 0.8%
    640,791                  Ford Motor Co.                                          $     8,689,126
                                                                                     ---------------
                             Total Automobiles & Components                          $     8,689,126
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/16 21

----------------------------------------------------------------------------------------------------
 Shares                                                                              Value
----------------------------------------------------------------------------------------------------
                             CONSUMER DURABLES & APPAREL -- 0.0%+
                             Housewares & Specialties -- 0.0%+
      4,857                  Newell Brands, Inc.                                     $       221,188
                                                                                     ---------------
                             Total Consumer Durables & Apparel                       $       221,188
----------------------------------------------------------------------------------------------------
                             CONSUMER SERVICES -- 0.3%
                             Restaurants -- 0.3%
     58,543                  Starbucks Corp.                                         $     3,291,873
----------------------------------------------------------------------------------------------------
                             Education Services -- 0.0%+
     13,966                  Cengage Learning Holdings II, Inc.                      $       268,846
                                                                                     ---------------
                             Total Consumer Services                                 $     3,560,719
----------------------------------------------------------------------------------------------------
                             HEALTH CARE EQUIPMENT & SERVICES -- 0.6%
                             Health Care Services -- 0.1%
    255,259                  BioScrip, Inc.*                                         $       673,884
----------------------------------------------------------------------------------------------------
                             Managed Health Care -- 0.5%
     29,704                  Aetna, Inc.                                             $     3,334,868
     16,643                  Cigna Corp.                                                   2,305,721
                                                                                     ---------------
                                                                                     $     5,640,589
                                                                                     ---------------
                             Total Health Care Equipment & Services                  $     6,314,473
----------------------------------------------------------------------------------------------------
                             PHARMACEUTICALS, BIOTECHNOLOGY &
                             LIFE SCIENCES -- 0.8%
                             Pharmaceuticals -- 0.2%
     47,724                  Mylan NV                                                $     1,990,568
----------------------------------------------------------------------------------------------------
                             Life Sciences Tools & Services -- 0.6%
     14,198                  Bio-Rad Laboratories, Inc.*                             $     2,013,986
     36,436                  Thermo Fisher Scientific, Inc.                                5,255,893
                                                                                     ---------------
                                                                                     $     7,269,879
                                                                                     ---------------
                             Total Pharmaceuticals, Biotechnology &
                             Life Sciences                                           $     9,260,447
----------------------------------------------------------------------------------------------------
                             BANKS -- 0.2%
                             Diversified Banks -- 0.2%
     29,608                  JPMorgan Chase & Co.                                    $     1,871,226
                                                                                     ---------------
                             Total Banks                                             $     1,871,226
----------------------------------------------------------------------------------------------------
                             DIVERSIFIED FINANCIALS -- 0.1%
                             Consumer Finance -- 0.1%
     24,013                  Capital One Financial Corp.                             $     1,738,301
                                                                                     ---------------
                             Total Diversified Financials                            $     1,738,301
----------------------------------------------------------------------------------------------------
                             REAL ESTATE -- 0.9%
                             Diversified REIT -- 0.7%
    378,545                  Forest City Enterprises LP*                             $     7,866,165
----------------------------------------------------------------------------------------------------
                             Specialized REIT -- 0.2%
    117,160                  Communications Sales & Leasing, Inc.                    $     2,721,627
                                                                                     ---------------
                             Total Real Estate                                       $    10,587,792
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer High Yield Fund | Semiannual Report | 4/30/16

----------------------------------------------------------------------------------------------------
 Shares                                                                              Value
----------------------------------------------------------------------------------------------------
                             TECHNOLOGY HARDWARE & EQUIPMENT -- 1.0%
                             Computer Storage & Peripherals -- 0.2%
    103,800                  EMC Corp.                                               $     2,710,218
----------------------------------------------------------------------------------------------------
                             Computer Hardware Storage &
                             Peripherals -- 0.5%
    171,011                  NCR Corp.*                                              $     4,974,710
----------------------------------------------------------------------------------------------------
                             Electronic Manufacturing Services -- 0.3%
     54,309                  TE Connectivity, Ltd.                                   $     3,230,299
                                                                                     ---------------
                             Total Technology Hardware & Equipment                   $    10,915,227
----------------------------------------------------------------------------------------------------
                             TELECOMMUNICATION SERVICES -- 0.1%
                             Integrated Telecommunication Services -- 0.1%
     87,633                  Windstream Holdings, Inc.                               $       760,654
                                                                                     ---------------
                             Total Telecommunication Services                        $       760,654
----------------------------------------------------------------------------------------------------
                             TOTAL COMMON STOCKS
                             (Cost $56,595,772)                                      $    65,964,009
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
 Principal      Floating
 Amount ($)     Rate (b)
----------------------------------------------------------------------------------------------------
                             ASSET BACKED SECURITY -- 0.1%
                             BANKS -- 0.1%
                             Thrifts & Mortgage Finance -- 0.1%
    999,619                  VOLT XXV LLC, 4.5%, 6/26/45 (Step) (144A)               $       939,997
----------------------------------------------------------------------------------------------------
                             TOTAL ASSET BACKED SECURITY
                             (Cost $981,016)                                         $       939,997
----------------------------------------------------------------------------------------------------
                             COLLATERALIZED MORTGAGE
                             OBLIGATIONS -- 2.6%
                             BANKS -- 2.6%
                             Thrifts & Mortgage Finance -- 2.6%
  1,000,000          6.17    Banc of America Commercial Mortgage Trust
                             2007-5, Floating Rate Note, 2/10/51                     $       920,469
  1,150,000          5.72    Bear Stearns Commercial Mortgage Securities
                             Trust 2007-PWR16, Floating Rate Note,
                             6/11/40 (144A)                                                1,088,981
  1,475,000          5.03    CFCRE 2015-RUM Mortgage Trust, Floating Rate
                             Note, 7/15/30 (144A)                                          1,437,590
  2,500,000          3.21    Citigroup Commercial Mortgage Trust 2014-GC23
                             REMICS, Floating Rate Note, 7/12/47 (144A)                    1,467,781
  2,750,000          5.96    COBALT CMBS Commercial Mortgage Trust
                             2007-C3, Floating Rate Note, 5/15/46                          2,584,366
  1,200,000          5.96    COBALT CMBS Commercial Mortgage Trust
                             2007-C3, Floating Rate Note, 5/15/46                          1,072,052
  2,650,000          3.94    COMM 2014-KYO Mortgage Trust, Floating Rate
                             Note, 6/11/27 (144A)                                          2,623,983
  3,000,000          5.13    CSMC Trust 2015-SAND, Floating Rate Note,
                             8/15/30 (144A)                                                2,783,411

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/16 23

----------------------------------------------------------------------------------------------------
 Principal      Floating
 Amount ($)     Rate (b)                                                             Value
----------------------------------------------------------------------------------------------------
                             Thrifts & Mortgage Finance -- (continued)
    559,445                  Global Mortgage Securitization, Ltd., 5.25%,
                             11/25/32 (144A)                                         $       439,856
  2,513,900         5.00     GMAT 2013-1 Trust, Floating Rate Note, 8/25/53                2,416,918
  1,860,992         4.94     GS Mortgage Securities Corp., II Series 2005-GG4,
                             Floating Rate Note, 7/10/39                                   1,800,345
    712,640                  Homeowner Assistance Program Reverse Mortgage
                             Loan Trust 2013-RM1, 4.0%, 5/26/53 (144A)                       703,732
  3,000,000         4.10     JPMBB Commercial Mortgage Securities Trust
                             2014-C25 REMICS, Floating Rate Note,
                             11/18/47 (144A)                                               2,240,661
  1,350,000         4.19     JPMorgan Chase Commercial Mortgage Securities
                             Trust 2013-C13 REMICS, Floating Rate Note,
                             1/18/46 (144A)                                                1,187,813
  4,270,000         4.03     JPMorgan Chase Commercial Mortgage Securities
                             Trust 2014-INN, Floating Rate Note,
                             6/15/29 (144A)                                                4,133,337
  2,171,000         5.03     PFP 2015-2, Ltd., Floating Rate Note,
                             7/14/34 (144A)                                                2,134,666
    400,000         5.58     Springleaf Mortgage Loan Trust 2013-1, Floating
                             Rate Note, 6/25/58 (144A)                                       400,023
                                                                                     ---------------
                                                                                     $    29,435,984
                                                                                     ---------------
                             Total Banks                                             $    29,435,984
----------------------------------------------------------------------------------------------------
                             TOTAL COLLATERALIZED MORTGAGE
                             OBLIGATIONS
                             (Cost $30,670,903)                                      $    29,435,984
----------------------------------------------------------------------------------------------------
                             CORPORATE BONDS -- 65.0%
                             ENERGY -- 10.8%
                             Oil & Gas Drilling -- 0.3%
    780,000                  Rowan Companies, Inc., 4.875%, 6/1/22                   $       634,648
  3,604,000                  Rowan Companies, Inc., 5.4%, 12/1/42                          2,360,620
    375,000                  Rowan Companies, Inc., 5.85%, 1/15/44                           255,938
                                                                                     ---------------
                                                                                     $     3,251,206
----------------------------------------------------------------------------------------------------
                             Oil & Gas Equipment & Services -- 0.4%
  4,500,000                  Archrock Partners LP, 6.0%, 10/1/22                     $     3,532,500
  1,850,000                  Archrock Partners LP, 6.0%, 4/1/21                            1,452,250
                                                                                     ---------------
                                                                                     $     4,984,750
----------------------------------------------------------------------------------------------------
                             Oil & Gas Exploration & Production -- 5.4%
  2,360,000                  Antero Resources Corp., 6.0%, 12/1/20                   $     2,364,932
  3,309,652                  Ascent Resources -- Utica LLC, 3.5%, 3/1/21
                             (144A) (PIK)                                                     66,193
  3,020,000                  Carrizo Oil & Gas, Inc., 7.5%, 9/15/20                        3,035,100
  3,756,000                  Chesapeake Energy Corp., 8.0%,
                             12/15/22 (144A)                                               2,554,080
    488,000                  Comstock Resources, Inc., 9.5%, 6/15/20                          68,320

The accompanying notes are an integral part of these financial statements.

24 Pioneer High Yield Fund | Semiannual Report | 4/30/16

----------------------------------------------------------------------------------------------------
 Principal      Floating
 Amount ($)     Rate (b)                                                             Value
----------------------------------------------------------------------------------------------------
                             Oil & Gas Exploration & Production -- (continued)
  3,675,000                  Concho Resources, Inc., 5.5%, 4/1/23                    $     3,702,562
  2,055,000                  Continental Resources, Inc., 3.8%, 6/1/24                     1,751,888
  4,545,000                  Denbury Resources, Inc., 5.5%, 5/1/22                         2,920,162
  5,205,000                  EPL Oil & Gas, Inc., 8.25%, 2/15/18                             364,350
  7,615,000                  Gulfport Energy Corp., 7.75%, 11/1/20                         7,691,150
  2,185,000                  Halcon Resources Corp., 12.0%, 2/15/22 (144A)                 1,556,812
  2,943,000                  Hilcorp Energy I LP, 5.75%, 10/1/25 (144A)                    2,773,778
  4,975,000                  Legacy Reserves LP, 6.625%, 12/1/21                           1,623,094
  3,610,000                  Memorial Resource Development Corp.,
                             5.875%, 7/1/22                                                3,285,100
  2,190,000                  Midstates Petroleum Co., Inc., 9.25%, 6/1/21 (e)                 32,850
  2,240,000                  Northern Oil and Gas, Inc., 8.0%, 6/1/20                      1,713,600
  6,455,000                  Oasis Petroleum, Inc., 6.875%, 3/15/22                        5,761,088
  4,860,000                  PDC Energy, Inc., 7.75%, 10/15/22                             5,030,100
  2,688,000                  QEP Resources, Inc., 5.375%, 10/1/22                          2,546,880
  2,890,000                  Range Resources Corp., 5.75%, 6/1/21                          2,788,850
  1,200,000                  Rice Energy Inc., 6.25%, 5/1/22                               1,188,000
  1,475,000                  Rice Energy, Inc., 7.25%, 5/1/23                              1,489,750
    800,000                  Sanchez Energy Corp., 6.125%, 1/15/23                           598,000
  2,375,000                  Sanchez Energy Corp., 7.75%, 6/15/21                          1,953,438
  2,005,000                  Whiting Petroleum Corp., 6.25%, 4/1/23                        1,669,162
  1,850,000                  WPX Energy, Inc., 7.5%, 8/1/20                                1,762,125
    670,000                  WPX Energy, Inc., 8.25%, 8/1/23                                 629,800
                                                                                     ---------------
                                                                                     $    60,921,164
----------------------------------------------------------------------------------------------------
                             Oil & Gas Refining & Marketing -- 1.0%
  6,525,000                  Calumet Specialty Products Partners LP, 6.5%,
                             4/15/21                                                 $     4,502,250
    685,000                  EnLink Midstream Partners LP, 5.05%, 4/1/45                     514,842
  1,973,000                  EnLink Midstream Partners LP, 5.6%, 4/1/44                    1,502,550
  4,695,000                  Tesoro Corp., 5.375%, 10/1/22                                 4,706,738
                                                                                     ---------------
                                                                                     $    11,226,380
----------------------------------------------------------------------------------------------------
                             Oil & Gas Storage & Transportation -- 3.5%
  3,150,000                  Blue Racer Midstream LLC, 6.125%,
                             11/15/22 (144A)                                         $     2,787,750
  4,810,000                  Crestwood Midstream Partners LP, 6.125%,
                             3/1/22                                                        4,389,125
  2,200,000                  Crestwood Midstream Partners LP, 6.25%,
                             4/1/23 (144A)                                                 2,007,500
  3,655,000                  Genesis Energy LP, 5.75%, 2/15/21                             3,435,700
  3,220,000                  Global Partners LP, 7.0%, 6/15/23                             2,706,796
  3,800,000                  ONEOK, Inc., 7.5%, 9/1/23                                     3,847,500
  6,775,000                  Sabine Pass Liquefaction LLC, 5.625%, 2/1/21                  6,732,656
  1,800,000                  Sabine Pass Liquefaction LLC, 5.75%, 5/15/24                  1,741,500

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/16 25

----------------------------------------------------------------------------------------------------
 Principal      Floating
 Amount ($)     Rate (b)                                                             Value
----------------------------------------------------------------------------------------------------
                             Oil & Gas Storage & Transportation -- (continued)
    490,000                  Targa Resources Partners LP, 4.125%, 11/15/19           $       475,300
  2,900,000                  Targa Resources Partners LP, 4.25%, 11/15/23                  2,673,452
  2,491,000                  Targa Resources Partners LP, 5.25%, 5/1/23                    2,391,360
  8,105,000                  The Williams Companies, Inc., 5.75%, 6/24/44                  6,321,900
                                                                                     ---------------
                                                                                     $    39,510,539
----------------------------------------------------------------------------------------------------
                             Coal & Consumable Fuels -- 0.2%
  2,250,000                  SunCoke Energy Partners LP, 7.375%,
                             2/1/20 (144A)                                           $     1,721,250
                                                                                     ---------------
                             Total Energy                                            $   121,615,289
----------------------------------------------------------------------------------------------------
                             MATERIALS -- 5.5%
                             Commodity Chemicals -- 1.0%
  1,220,000                  Hexion, Inc., 6.625%, 4/15/20                           $     1,021,750
  1,567,000                  Hexion, Inc., 8.875%, 2/1/18                                  1,214,425
  2,445,000                  Hexion, Inc., 9.0%, 11/15/20                                  1,112,475
  1,750,000                  Rain CII Carbon LLC, 8.0%, 12/1/18 (144A)                     1,505,000
  2,420,000                  Tronox Finance LLC, 6.375%, 8/15/20                           2,058,512
  4,560,000                  Tronox Finance LLC, 7.5%, 3/15/22 (144A)                      3,784,800
                                                                                     ---------------
                                                                                     $    10,696,962
----------------------------------------------------------------------------------------------------
                             Metal & Glass Containers -- 3.6%
  3,975,357                  Ardagh Finance Holdings SA, 8.625%,
                             (0.00% Cash, 8.625% PIK) 6/15/19
                             (144A) (PIK)                                            $     4,094,618
  3,350,000                  Ardagh Packaging Finance Plc, 6.75%,
                             1/31/21 (144A)                                                3,358,375
    758,824                  Ardagh Packaging Finance Plc, 7.0%,
                             11/15/20 (144A)                                                 717,088
  7,100,000                  Ball Corp., 5.25%, 7/1/25                                     7,468,348
 13,120,000                  Crown Cork & Seal Co., Inc., 7.375%, 12/15/26                14,432,000
  7,495,000                  Reynolds Group Issuer, Inc., 8.5%, 5/15/18                    7,503,994
  2,565,000                  Reynolds Group Issuer, Inc., 9.875%, 8/15/19                  2,651,569
                                                                                     ---------------
                                                                                     $    40,225,992
----------------------------------------------------------------------------------------------------
                             Diversified Metals & Mining -- 0.1%
  1,345,000                  Prince Mineral Holding Corp., 11.5%,
                             12/15/19 (144A)                                         $     1,173,512
----------------------------------------------------------------------------------------------------
                             Gold -- 0.4%
  5,580,000                  IAMGOLD Corp., 6.75%, 10/1/20 (144A)                    $     4,503,060
----------------------------------------------------------------------------------------------------
                             Steel -- 0.2%
  2,855,000                  JMC Steel Group, Inc., 8.25%, 3/15/18 (144A)            $     2,740,800
----------------------------------------------------------------------------------------------------
                             Paper Products -- 0.2%
  2,845,000                  Resolute Forest Products, Inc., 5.875%, 5/15/23         $     2,140,862
                                                                                     ---------------
                             Total Materials                                         $    61,481,188
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

26 Pioneer High Yield Fund | Semiannual Report | 4/30/16

----------------------------------------------------------------------------------------------------
 Principal      Floating
 Amount ($)     Rate (b)                                                             Value
----------------------------------------------------------------------------------------------------
                             CAPITAL GOODS -- 3.1%
                             Aerospace & Defense -- 0.3%
  3,880,000                  DigitalGlobe, Inc., 5.25%, 2/1/21 (144A)                $     3,506,550
----------------------------------------------------------------------------------------------------
                             Building Products -- 0.2%
  2,000,000                  Griffon Corp., 5.25%, 3/1/22                            $     2,010,000
----------------------------------------------------------------------------------------------------
                             Construction & Engineering -- 0.8%
  3,210,000                  AECOM, 5.875%, 10/15/24                                 $     3,370,500
  5,645,000                  Amsted Industries, Inc., 5.0%, 3/15/22 (144A)                 5,630,888
                                                                                     ---------------
                                                                                     $     9,001,388
----------------------------------------------------------------------------------------------------
                             Industrial Conglomerates -- 0.4%
  4,030,000                  JB Poindexter & Co., Inc., 9.0%, 4/1/22 (144A)          $     4,241,575
----------------------------------------------------------------------------------------------------
                             Industrial Machinery -- 0.5%
  4,901,000                  Apex Tool Group LLC, 7.0%, 2/1/21 (144A)                $     4,410,900
  1,635,521                  Liberty Tire Recycling LLC, 11.0%, 3/31/21
                             (0.0% cash, 11.0% PIK) (144A) (PIK) (c)                       1,210,286
    945,000                  Xerium Technologies, Inc., 8.875%, 6/15/18                      833,962
                                                                                     ---------------
                                                                                     $     6,455,148
----------------------------------------------------------------------------------------------------
                             Trading Companies & Distributors -- 0.9%
  5,200,000                  Rexel SA, 5.25%, 6/15/20 (144A)                         $     5,369,000
  2,000,000                  United Rentals North America, Inc., 5.75%,
                             11/15/24                                                      2,027,500
  2,695,000                  WESCO Distribution, Inc., 5.375%, 12/15/21                    2,735,425
                                                                                     ---------------
                                                                                     $    10,131,925
                                                                                     ---------------
                             Total Capital Goods                                     $    35,346,586
----------------------------------------------------------------------------------------------------
                             COMMERCIAL SERVICES & SUPPLIES -- 0.8%
                             Environmental & Facilities Services -- 0.2%
  2,000,000                  Safway Group Holding LLC, 7.0%,
                             5/15/18 (144A)                                          $     2,000,000
----------------------------------------------------------------------------------------------------
                             Diversified Support Services -- 0.6%
  1,800,000                  NANA Development Corp., 9.5%, 3/15/19 (144A)            $     1,552,500
  3,695,000                  The GEO Group, Inc., 5.875%, 10/15/24                         3,768,900
  2,165,000                  TMS International Corp., 7.625%,
                             10/15/21 (144A)                                               1,515,500
                                                                                     ---------------
                                                                                     $     6,836,900
                                                                                     ---------------
                             Total Commercial Services & Supplies                    $     8,836,900
----------------------------------------------------------------------------------------------------
                             TRANSPORTATION -- 1.2%
                             Airlines -- 0.4%
  1,920,000                  Air Canada, 5.00%, 3/15/20 (144A)                       $     1,804,800
  2,950,000                  Intrepid Aviation Group Holdings LLC, 6.875%,
                             2/15/19 (144A)                                                2,684,500
                                                                                     ---------------
                                                                                     $     4,489,300
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/16 27

----------------------------------------------------------------------------------------------------
 Principal      Floating
 Amount ($)     Rate (b)                                                             Value
----------------------------------------------------------------------------------------------------
                             Railroads -- 0.4%
  4,250,000                  Florida East Coast Holdings Corp., 6.75%,
                             5/1/19 (144A)                                           $     4,292,500
----------------------------------------------------------------------------------------------------
                             Trucking -- 0.4%
  3,147,000                  Jack Cooper Holdings Corp., 9.25%,
                             6/1/20 (144A)                                           $     1,982,610
  3,500,000                  syncreon Group BV, 8.625%, 11/1/21 (144A)                     2,695,000
                                                                                     ---------------
                                                                                     $     4,677,610
                                                                                     ---------------
                             Total Transportation                                    $    13,459,410
----------------------------------------------------------------------------------------------------
                             AUTOMOBILES & COMPONENTS -- 0.4%
                             Auto Parts & Equipment -- 0.1%
    909,000                  International Automotive Components Group SA,
                             9.125%, 6/1/18 (144A)                                   $       815,828
----------------------------------------------------------------------------------------------------
                             Automobile Manufacturers -- 0.3%
  4,135,000                  TI Group Automotive Systems LLC, 8.75%,
                             7/15/23 (144A)                                          $     4,052,300
                                                                                     ---------------
                             Total Automobiles & Components                          $     4,868,128
----------------------------------------------------------------------------------------------------
                             CONSUMER DURABLES & APPAREL -- 4.3%
                             Homebuilding -- 4.0%
  2,540,000                  CalAtlantic Group, Inc., 5.375%, 10/1/22                $     2,616,708
  6,975,000                  CalAtlantic Group, Inc., 6.25%, 12/15/21                      7,480,688
  4,345,000                  DR Horton, Inc., 5.75%, 8/15/23                               4,757,775
  8,375,000                  KB Home, 7.0%, 12/15/21                                       8,542,500
  4,150,000                  Lennar Corp., 4.5%, 6/15/19                                   4,292,656
  7,930,000                  Lennar Corp., 4.75%, 11/15/22                                 8,048,950
  3,660,000                  Meritage Homes Corp., 7.0%, 4/1/22                            3,925,350
  1,500,000                  Rialto Holdings LLC, 7.0%, 12/1/18 (144A)                     1,470,000
  3,990,000                  Taylor Morrison Communities, Inc., 5.875%,
                             4/15/23 (144A)                                                3,980,025
                                                                                     ---------------
                                                                                     $    45,114,652
----------------------------------------------------------------------------------------------------
                             Textiles -- 0.3%
  2,920,000                  Springs Industries, Inc., 6.25%, 6/1/21                 $     2,971,100
                                                                                     ---------------
                             Total Consumer Durables & Apparel                       $    48,085,752
----------------------------------------------------------------------------------------------------
                             CONSUMER SERVICES -- 2.3%
                             Casinos & Gaming -- 1.1%
    472,340                  Mashantucket Western Pequot Tribe, 6.5%,
                             7/1/36 (1.0% cash, 5.50% PIK) (PIK) (e)                 $         2,362
 14,265,000                  Scientific Games International, Inc., 10.0%,
                             12/1/22                                                      11,790,022
    700,000                  Scientific Games International, Inc., 6.25%,
                             9/1/20                                                          449,750
                                                                                     ---------------
                                                                                     $    12,242,134
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

28 Pioneer High Yield Fund | Semiannual Report | 4/30/16

----------------------------------------------------------------------------------------------------
 Principal      Floating
 Amount ($)     Rate (b)                                                             Value
----------------------------------------------------------------------------------------------------
                             Hotels, Resorts & Cruise Lines -- 0.9%
  1,480,000                  NCL Corp, Ltd., 4.625%, 11/15/20 (144A)                 $     1,504,050
  2,750,000                  NCL Corp., Ltd., 5.25%, 11/15/19 (144A)                       2,825,625
  1,680,000                  Viking Cruises, Ltd., 6.25%, 5/15/25 (144A)                   1,344,000
  4,290,000                  Viking Cruises, Ltd., 8.5%, 10/15/22 (144A)                   4,032,600
                                                                                     ---------------
                                                                                     $     9,706,275
----------------------------------------------------------------------------------------------------
                             Specialized Consumer Services -- 0.3%
  3,475,000                  Constellis Holdings LLC, 9.75%, 5/15/20 (144A)          $     3,144,875
    435,000                  Sotheby's, 5.25%, 10/1/22 (144A)                                409,988
                                                                                     ---------------
                                                                                     $     3,554,863
                                                                                     ---------------
                             Total Consumer Services                                 $    25,503,272
----------------------------------------------------------------------------------------------------
                             MEDIA -- 3.2%
                             Advertising -- 0.1%
  1,605,000                  MDC Partners, Inc., 6.5%, 5/1/24 (144A)                 $     1,662,138
----------------------------------------------------------------------------------------------------
                             Broadcasting -- 0.6%
  6,170,000                  Gannett Co., Inc., 6.375%, 10/15/23                     $     6,663,600
----------------------------------------------------------------------------------------------------
                             Cable & Satellite -- 2.0%
  9,250,000                  CCO Holdings LLC, 6.5%, 4/30/21                         $     9,571,900
  1,670,000                  Neptune Finco Corp., 6.625%, 10/15/25 (144A)                  1,795,250
  1,575,000                  Numericable-SFR SA, 6.0%, 5/15/22 (144A)                      1,577,048
  9,050,000                  Videotron, Ltd., 5.375%, 6/15/24 (144A)                       9,445,938
                                                                                     ---------------
                                                                                     $    22,390,136
----------------------------------------------------------------------------------------------------
                             Movies & Entertainment -- 0.3%
    425,000                  Regal Entertainment Group, 5.75%, 3/15/22               $       442,531
  2,895,000                  Regal Entertainment Group, Inc., 5.75%, 2/1/25                2,931,188
                                                                                     ---------------
                                                                                     $     3,373,719
----------------------------------------------------------------------------------------------------
                             Publishing -- 0.2%
  1,675,000                  Trader Corp., 9.875%, 8/15/18 (144A)                    $     1,737,812
                                                                                     ---------------
                             Total Media                                             $    35,827,405
----------------------------------------------------------------------------------------------------
                             RETAILING -- 0.9%
                             Department Stores -- 0.2%
  2,710,000                  Argos Merger Sub, Inc., 7.125%, 3/15/23 (144A)          $     2,770,975
----------------------------------------------------------------------------------------------------
                             Computer & Electronics Retail -- 0.1%
  1,340,000                  Rent-A-Center, Inc., 6.625%, 11/15/20                   $     1,189,250
----------------------------------------------------------------------------------------------------
                             Specialty Stores -- 0.3%
  4,010,000                  Outerwall, Inc., 5.875%, 6/15/21                        $     3,228,050
----------------------------------------------------------------------------------------------------
                             Automotive Retail -- 0.3%
  2,900,000                  Asbury Automotive Group, Inc., 6.0%, 12/15/24           $     2,994,250
                                                                                     ---------------
                             Total Retailing                                         $    10,182,525
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/16 29

----------------------------------------------------------------------------------------------------
 Principal      Floating
 Amount ($)     Rate (b)                                                             Value
----------------------------------------------------------------------------------------------------
                             FOOD, BEVERAGE & TOBACCO -- 2.6%
                             Distillers & Vintners -- 0.4%
  3,900,000                  Constellation Brands, Inc., 3.75%, 5/1/21               $     4,046,250
----------------------------------------------------------------------------------------------------
                             Agricultural Products -- 0.2%
  4,460,000                  Southern States Cooperative, Inc., 10.0%,
                             8/15/21 (144A)                                          $     2,809,800
----------------------------------------------------------------------------------------------------
                             Packaged Foods & Meats -- 1.4%
  1,710,000                  Dole Food Co., Inc., 7.25%, 5/1/19 (144A)               $     1,718,550
  2,425,000                  Pilgrim's Pride Corp., 5.75%, 3/15/25 (144A)                  2,467,438
  7,600,000                  Post Holdings, Inc., 6.0%, 12/15/22 (144A)                    7,804,250
  1,775,000                  Post Holdings, Inc., 6.75%, 12/1/21 (144A)                    1,860,431
  1,940,000                  Post Holdings, Inc., 8.0%, 7/15/25 (144A)                     2,150,975
                                                                                     ---------------
                                                                                     $    16,001,644
----------------------------------------------------------------------------------------------------
                             Tobacco -- 0.6%
  7,560,000                  Alliance One International, Inc., 9.875%,
                             7/15/21                                                 $     6,293,700
                                                                                     ---------------
                             Total Food, Beverage & Tobacco                          $    29,151,394
----------------------------------------------------------------------------------------------------
                             HOUSEHOLD & PERSONAL PRODUCTS -- 0.2%
                             Personal Products -- 0.1%
  1,245,000                  Revlon Consumer Products Corp., 5.75%,
                             2/15/21                                                 $     1,265,231
----------------------------------------------------------------------------------------------------
                             Health Care Facilities -- 0.1%
  1,325,000                  Centene Escrow Corp., 6.125%, 2/15/24 (144A)            $     1,397,875
                                                                                     ---------------
                             Total Household & Personal Products                     $     2,663,106
----------------------------------------------------------------------------------------------------
                             HEALTH CARE EQUIPMENT & SERVICES -- 4.1%
                             Health Care Services -- 0.4%
  3,675,000                  BioScrip, Inc., 8.875%, 2/15/21                         $     3,123,750
  1,795,000                  RegionalCare Hospital Partners Holdings, Inc.,
                             8.25%, 5/1/23 (144A)                                          1,866,800
                                                                                     ---------------
                                                                                     $     4,990,550
----------------------------------------------------------------------------------------------------
                             Health Care Facilities -- 3.1%
  2,000,000                  Centene Escrow Corp., 5.625%, 2/15/21 (144A)            $     2,105,000
    850,000                  CHS, 6.875%, 2/1/22                                             769,250
  8,900,000                  CHS, Inc., 8.0%, 11/15/19                                     8,955,625
 13,850,000                  HCA, Inc., 5.375%, 2/1/25                                    14,161,625
  7,975,000                  Kindred Healthcare Inc., 6.375%, 4/15/22                      7,297,125
  1,265,000                  Universal Hospital Services, Inc., 7.625%,
                             8/15/20                                                       1,181,257
                                                                                     ---------------
                                                                                     $    34,469,882
----------------------------------------------------------------------------------------------------
                             Managed Health Care -- 0.6%
  6,765,000                  WellCare Health Plans, Inc., 5.75%, 11/15/20            $     7,044,056
                                                                                     ---------------
                             Total Health Care Equipment & Services                  $    46,504,488
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

30 Pioneer High Yield Fund | Semiannual Report | 4/30/16

----------------------------------------------------------------------------------------------------
 Principal      Floating
 Amount ($)     Rate (b)                                                             Value
----------------------------------------------------------------------------------------------------
                             PHARMACEUTICALS, BIOTECHNOLOGY &
                             LIFE SCIENCES -- 1.8%
                             Pharmaceuticals -- 1.8%
  5,610,000                  DPx Holdings BV, 7.5%, 2/1/22 (144A)                    $     5,680,125
  4,160,000                  Endo Finance LLC, 5.75%, 1/15/22 (144A)                       4,076,800
 12,195,000                  Valeant Pharmaceuticals International, Inc.,
                             5.875%, 5/15/23 (144A)                                       10,213,312
                                                                                     ---------------
                                                                                     $    19,970,237
----------------------------------------------------------------------------------------------------
                             Total Pharmaceuticals, Biotechnology &
                             Life Sciences                                           $    19,970,237
----------------------------------------------------------------------------------------------------
                             BANKS -- 2.5%
                             Diversified Banks -- 2.3%
  1,375,000         6.30     Bank of America Corp., Floating Rate Note
                             (Perpetual)                                             $     1,440,312
  3,175,000         6.10     Bank of America Corp., Floating Rate Note
                             (Perpetual)                                                   3,176,984
    475,000         6.50     Bank of America Corp., Floating Rate Note,
                             10/23/49                                                        499,938
  3,225,000         6.25     Citigroup, Inc., Floating Rate Note (Perpetual)               3,317,719
  5,755,000         5.90     Citigroup, Inc., Floating Rate Note (Perpetual)               5,740,612
  5,680,000         8.12     Credit Agricole SA, Floating Rate Note
                             (Perpetual) (144A)                                            5,864,600
  6,000,000         8.00     Royal Bank of Scotland Group Plc, Floating Rate
                             Note (Perpetual)                                              5,750,622
                                                                                     ---------------
                                                                                     $    25,790,787
----------------------------------------------------------------------------------------------------
                             Thrifts & Mortgage Finance -- 0.2%
  2,920,000                  Provident Funding Associates LP, 6.75%,
                             6/15/21 (144A)                                          $     2,766,700
                                                                                     ---------------
                             Total Banks                                             $    28,557,487
----------------------------------------------------------------------------------------------------
                             DIVERSIFIED FINANCIALS -- 3.3%
                             Specialized Finance -- 1.8%
  5,825,000                  Fly Leasing, Ltd., 6.375%, 10/15/21                     $     5,708,500
  1,310,000                  Nationstar Mortgage LLC, 6.5%, 6/1/22                         1,123,325
 10,220,000                  Nationstar Mortgage LLC, 6.5%, 7/1/21                         8,968,050
  1,820,000                  Nationstar Mortgage LLC, 6.5%, 8/1/18                         1,774,500
  3,100,000                  Oxford Finance LLC, 7.25%, 1/15/18 (144A)                     3,084,500
                                                                                     ---------------
                                                                                     $    20,658,875
----------------------------------------------------------------------------------------------------
                             Consumer Finance -- 1.1%
  1,870,000                  Ally Financial, Inc., 4.625%, 3/30/25                   $     1,888,700
  1,250,000                  Ally Financial, Inc., 4.625%, 5/19/22                         1,281,250
  3,150,000                  Ally Financial, Inc., 5.75%, 11/20/25                         3,189,375
  3,875,000         5.55     Capital One Financial Corp., Floating Rate Note
                             (Perpetual)                                                   3,867,250

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/16 31

----------------------------------------------------------------------------------------------------
 Principal      Floating
 Amount ($)     Rate (b)                                                             Value
----------------------------------------------------------------------------------------------------
                             Consumer Finance -- (continued)
  3,265,000                  TMX Finance LLC, 8.5%, 9/15/18 (144A)                   $     2,546,700
                                                                                     ---------------
                                                                                     $    12,773,275
----------------------------------------------------------------------------------------------------
                             Investment Banking & Brokerage -- 0.4%
  4,325,000         5.55     Morgan Stanley, Floating Rate Note (Perpetual)          $     4,281,750
                                                                                     ---------------
                             Total Diversified Financials                            $    37,713,900
----------------------------------------------------------------------------------------------------
                             INSURANCE -- 4.6%
                             Life & Health Insurance -- 0.4%
  4,200,000         5.65     Voya Financial, Inc., Floating Rate Note, 5/15/53       $     3,933,300
----------------------------------------------------------------------------------------------------
                             Reinsurance -- 4.2%
    500,000         6.20     Alamo Re, Ltd., Floating Rate Note, 6/7/18
                             (Cat Bond) (144A)                                       $       513,650
  1,948,129                  Altair Re, Variable Rate Notes, 6/30/17 (d)(f)                  316,961
  1,000,000                  Arlington Segregated Account (Kane SAC Ltd.),
                             Variable Rate Notes, 8/31/16 (d)(f)                           1,138,800
  1,200,000                  Berwick 2016-1 Segregated Account (Kane SAC
                             Ltd.), Variable Rate Notes, 2/1/18 (d)(f)                     1,220,760
  1,000,000                  Berwick Segregated Account (Kane SAC Ltd.),
                             Variable Rate Note, 1/22/16 (d)(f)                               30,000
  3,600,000                  Carnoustie 2016-N,Segregated Account (Kane
                             SAC Ltd.), Variable Rate Notes, 11/30/20 (d)(f)               3,672,360
  4,500,000                  Carnoustie Segregated Account (Kane SAC Ltd.),
                             Variable Rate Notes, 2/19/16 (d)(f)                              91,800
  1,200,000                  Clarendon Segregated Account (Kane SAC Ltd.),
                             Variable Rate Notes, 6/15/16 (d)(f)                           1,199,880
  1,100,000                  Eden Re II, Ltd., Variable Rate Notes, 4/23/19
                             (144A) (d)(f)                                                 1,118,480
  2,400,000                  Gleneagles Segregated Account (Kane SAC Ltd),
                             Variable Rate Notes, 11/30/20 (d)(f)                          2,469,120
  4,500,000                  Gullane Segregated Account (Kane SAC Ltd.),
                             Variable Rate Note 11/30/20 (d)(f)                            4,767,300
    500,000         3.98     Kilimanjaro Re, Ltd., Floating Rate Note,
                             11/25/19 (Cat Bond) (144A)                                      498,800
  1,000,000         6.96     Kilimanjaro Re, Ltd., Floating Rate Note,
                             12/6/19 (Cat Bond) (144A)                                     1,004,400
  1,250,000         9.46     Kilimanjaro Re, Ltd., Floating Rate Note,
                             12/6/19 (Cat Bond) (144A)                                     1,263,625
    500,000                  Lahinch Re, Ltd., Variable Rate Notes,
                             5/10/21 (d)(f)                                                  481,365
    500,000                  Lahinch Re, Variable Rate Notes, 6/15/16 (d)(f)                 505,350
  2,600,000                  Lorenz Re, Ltd., Variable Rate Notes,
                             3/31/18 (d)(f)                                                  182,000
  2,600,000                  Lorenz Re, Ltd., Variable Rate Notes,
                             3/31/19 (d)(f)                                                2,604,160

The accompanying notes are an integral part of these financial statements.

32 Pioneer High Yield Fund | Semiannual Report | 4/30/16

----------------------------------------------------------------------------------------------------
 Principal      Floating
 Amount ($)     Rate (b)                                                             Value
----------------------------------------------------------------------------------------------------
                             Reinsurance -- (continued)
  1,000,000                  Madison Re, Ltd., Variable Rate Notes,
                             3/31/19 (d)(f)                                          $     1,000,000
  4,500,000                  Pangaea Re, Series 2015-1, Principal at Risk
                             Notes, 2/1/19 (d)(f)                                            134,550
  5,800,000                  Pangaea Re, Series 2015-2, Principal at Risk
                             Notes, 11/30/19 (d)(f)                                        6,670,580
  4,200,000                  Pangaea Re, Variable Rate Notes, 2/1/20 (d)(f)                4,255,020
  5,120,000                  Pangaea Re, Variable Rate Notes, 7/1/18 (d)(f)                   92,160
  1,500,000                  Prestwick Segregated Account (Kane SAC Ltd.),
                             Variable Rate Notes, 7/1/16 (d)(f)                              112,350
  1,200,000         4.50     Resilience Re, Ltd., Floating Rate Note, 1/9/17
                             (Cat Bond) (d)(f)                                             1,200,000
      8,310                  Sector Re V, Ltd., Variable Rate Notes, 12/1/19
                             (144A) (d)(f)                                                    58,448
  1,550,000                  Sector Re V, Ltd., Variable Rate Notes, 12/1/20
                             (144A) (d)(f)                                                 1,585,340
  2,000,000                  Silverton Re, Ltd., Variable Rate Notes, 9/16/16
                             (144A) (d)(f)                                                     9,200
  2,700,000                  Silverton Re, Ltd., Variable Rate Notes, 9/18/18
                             (144A) (d)(f)                                                 2,810,430
  3,000,000                  St. Andrews Segregated Account (Kane SAC Ltd.),
                             Variable Rate Notes, 1/22/16 (d)(f)                              59,100
  2,450,000                  St. Andrews Segregated Account (Kane SAC Ltd.),
                             Variable Rate Notes, 2/1/18 (d)(f)                            2,515,415
  4,000,000                  Versutus 2016, Class A-1, Variable Rate Notes,
                             11/30/20 (d)(f)                                               4,099,600
  4,400,000                  Versutus, Ltd., Series 2015-A, Variable Rate Notes,
                             12/31/17 (d)(f)                                                  64,240
                                                                                     ---------------
                                                                                     $    47,745,244
                                                                                     ---------------
                             Total Insurance                                         $    51,678,544
----------------------------------------------------------------------------------------------------
                             REAL ESTATE -- 0.8%
                             Specialized REIT -- 0.7%
  3,356,544                  AAF Holdings LLC, 12.0%, 7/1/19 (144A)
                             (12.0% cash, 0.0% PIK) (PIK)                            $     3,306,196
  2,465,000                  Equinix, Inc., 5.375%, 4/1/23                                 2,575,925
  1,410,000                  Iron Mountain, Inc., 5.75%, 8/15/24                           1,448,775
                                                                                     ---------------
                                                                                     $     7,330,896
----------------------------------------------------------------------------------------------------
                             Real Estate Services -- 0.1%
  1,480,000                  Kennedy-Wilson, Inc., 5.875%, 4/1/24                    $     1,446,700
                                                                                     ---------------
                             Total Real Estate                                       $     8,777,596
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/16 33

----------------------------------------------------------------------------------------------------
 Principal      Floating
 Amount ($)     Rate (b)                                                             Value
----------------------------------------------------------------------------------------------------
                             SOFTWARE & SERVICES -- 2.0%
                             Internet Software & Services -- 0.9%
  3,225,000                  Cimpress NV, 7.0%, 4/1/22 (144A)                        $     3,257,250
  6,085,000                  j2 Cloud Services, Inc., 8.0%, 8/1/20                         6,351,219
                                                                                     ---------------
                                                                                     $     9,608,469
----------------------------------------------------------------------------------------------------
                             Data Processing & Outsourced Services -- 1.1%
  2,750,000                  First Data Corp., 5.0%, 1/15/24 (144A)                  $     2,777,500
  5,000,000                  First Data Corp., 5.75%, 1/15/24 (144A)                       5,075,000
  1,830,000                  First Data Corp., 7.0%, 12/1/23 (144A)                        1,880,325
  3,688,000                  NeuStar, Inc., 4.5%, 1/15/23                                  3,024,160
                                                                                     ---------------
                                                                                     $    12,756,985
                                                                                     ---------------
                             Total Software & Services                               $    22,365,454
----------------------------------------------------------------------------------------------------
                             TECHNOLOGY HARDWARE & EQUIPMENT -- 0.2%
                             Communications Equipment -- 0.2%
  1,890,000                  CommScope Technologies Finance LLC, 6.0%,
                             6/15/25 (144A)                                          $     1,937,250
                                                                                     ---------------
                             Total Technology Hardware & Equipment                   $     1,937,250
----------------------------------------------------------------------------------------------------
                             SEMICONDUCTORS & SEMICONDUCTOR
                             EQUIPMENT -- 0.8%
                             Semiconductor Equipment -- 0.4%
  4,250,000                  Entegris, Inc., 6.0%, 4/1/22 (144A)                     $     4,377,500
----------------------------------------------------------------------------------------------------
                             Semiconductors -- 0.4%
    430,000                  Advanced Micro Devices, Inc., 7.0%, 7/1/24              $       323,575
  2,355,000                  Micron Technology, Inc., 5.25%, 8/1/23 (144A)                 1,902,864
  2,350,000                  Micron Technology, Inc., 5.875%, 2/15/22                      2,073,875
                                                                                     ---------------
                                                                                     $     4,300,314
                                                                                     ---------------
                             Total Semiconductors & Semiconductor
                             Equipment                                               $     8,677,814
----------------------------------------------------------------------------------------------------
                             TELECOMMUNICATION SERVICES -- 6.7%
                             Integrated Telecommunication Services -- 3.6%
  3,625,000                  CenturyLink, Inc., 5.8%, 3/15/22                        $     3,579,688
  3,300,000                  CenturyLink, Inc., 6.45%, 6/15/21                             3,366,000
    300,000                  CenturyLink, Inc., 7.5%, 4/1/24                                 300,750
  8,553,000                  Cincinnati Bell, Inc., 8.375%, 10/15/20                       8,766,825
  9,401,000                  Frontier Communications Corp., 8.5%, 4/15/20                  9,941,558
  3,100,000                  Frontier Communications Corp., 8.75%, 4/15/22                 3,061,250
    530,000                  Frontier Communications Corp., 8.875%,
                             9/15/20 (144A)                                                  561,138
  7,030,000                  Windstream Corp., 7.5%, 6/1/22                                5,764,600
  2,975,000                  Windstream Services LLC, 6.375%, 8/1/23                       2,268,438
  3,460,000                  Windstream Services LLC, 7.75%, 10/15/20                      3,129,535
                                                                                     ---------------
                                                                                     $    40,739,782
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

34 Pioneer High Yield Fund | Semiannual Report | 4/30/16

----------------------------------------------------------------------------------------------------
 Principal      Floating
 Amount ($)     Rate (b)                                                             Value
----------------------------------------------------------------------------------------------------
                             Wireless Telecommunication Services -- 3.1%
  1,840,000                  Altice Financing SA, 6.625%, 2/15/23 (144A)             $     1,819,392
  1,375,000                  Altice US Finance I Corp., 5.375%,
                             7/15/23 (144A)                                                1,403,944
  1,055,000                  Altice US Finance I Corp., 5.5%, 5/15/26 (144A)               1,065,550
 20,345,000                  Sprint Corp., 7.25%, 9/15/21                                 16,428,582
    700,000                  T-Mobile USA, Inc., 6.0%, 4/15/24                               732,375
    860,000                  T-Mobile USA, Inc., 6.5%, 1/15/26                               911,600
  4,300,000                  T-Mobile USA, Inc., 6.542%, 4/28/20                           4,434,375
  1,635,000                  T-Mobile USA, Inc., 6.633%, 4/28/21                           1,722,881
  2,000,000                  T-Mobile USA, Inc., 6.731%, 4/28/22                           2,105,000
  3,350,000                  WCP Issuer LLC, 6.657%, 8/15/20 (144A)                        3,462,996
                                                                                     ---------------
                                                                                     $    34,086,695
                                                                                     ---------------
                             Total Telecommunication Services                        $    74,826,477
----------------------------------------------------------------------------------------------------
                             UTILITIES -- 2.9%
                             Electric Utilities -- 1.2%
  3,415,000                  ContourGlobal Power Holdings SA, 7.125%,
                             6/1/19 (144A)                                           $     3,380,850
  7,360,000                  Talen Energy Supply LLC, 4.625%,
                             7/15/19 (144A)                                                6,844,800
  3,975,000                  Talen Energy Supply LLC, 6.5%, 6/1/25                         3,528,130
                                                                                     ---------------
                                                                                     $    13,753,780
----------------------------------------------------------------------------------------------------
                             Gas Utilities -- 0.9%
  1,065,000                  DCP Midstream Operating LP, 2.7%, 4/1/19                $       999,081
  1,785,000                  DCP Midstream Operating LP, 3.875%, 3/15/23                   1,575,262
  2,375,000                  DCP Midstream Operating LP, 5.6%, 4/1/44                      1,911,875
  1,850,000                  Ferrellgas LP, 6.5%, 5/1/21                                   1,762,125
  3,585,000                  Ferrellgas LP, 6.75%, 1/15/22                                 3,432,638
                                                                                     ---------------
                                                                                     $     9,680,981
----------------------------------------------------------------------------------------------------
                             Independent Power Producers & Energy
                             Traders -- 0.8%
  1,650,000                  AES Corp., Virginia, 5.5%, 3/15/24                      $     1,670,625
  2,850,000                  NRG Energy, Inc., 6.25%, 5/1/24                               2,778,750
  2,815,000                  NRG Energy, Inc., 7.875%, 5/15/21                             2,926,474
  1,650,000                  TerraForm Power Operating LLC, 5.875%,
                             2/1/23 (144A)                                                 1,439,625
                                                                                     ---------------
                                                                                     $     8,815,474
                                                                                     ---------------
                             Total Utilities                                         $    32,250,235
----------------------------------------------------------------------------------------------------
                             TOTAL CORPORATE BONDS
                             (Cost $760,203,799)                                     $   730,280,437
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/16 35

----------------------------------------------------------------------------------------------------
 Principal      Floating
 Amount ($)     Rate (b)                                                             Value
----------------------------------------------------------------------------------------------------
                             U.S. GOVERNMENT AND AGENCY
                             OBLIGATIONS -- 1.3%
  5,000,000         0.30     U.S. Treasury Note, Floating Rate Note, 10/31/16        $     4,999,995
  5,000,000         0.32     U.S. Treasury Note, Floating Rate Note, 7/31/16               5,000,625
  5,000,000         0.52     U.S. Treasury Note, Floating Rate Note, 1/31/18               5,010,345
                                                                                     ---------------
                                                                                     $    15,010,965
----------------------------------------------------------------------------------------------------
                             TOTAL U.S. GOVERNMENT AND AGENCY
                             OBLIGATIONS
                             (Cost $15,001,831)                                      $    15,010,965
----------------------------------------------------------------------------------------------------
                             SENIOR FLOATING RATE LOAN
                             INTERESTS -- 6.4%**
                             ENERGY -- 0.2%
                             Oil & Gas Drilling -- 0.2%
  3,863,910         7.50     Jonah Energy LLC, Term Loan (Second Lien),
                             5/8/21                                                  $     2,675,758
----------------------------------------------------------------------------------------------------
                             Oil & Gas Exploration & Production -- 0.0%+
    174,291         8.02     Ascent Resources -- Utica, LLC (f.k.a. American
                             Energy Utica LLC) Term Loan (Second Lien),
                             7/1/19                                                  $        44,009
                                                                                     ---------------
                             Total Energy                                            $     2,719,767
----------------------------------------------------------------------------------------------------
                             MATERIALS -- 0.2%
                             Specialty Chemicals -- 0.1%
  1,335,638         3.75     Axalta Coating Systems US Holdings, Inc.,
                             Refinanced Term B Loan, 2/1/20                          $     1,335,743
----------------------------------------------------------------------------------------------------
                             Diversified Metals & Mining -- 0.1%
    388,632         4.25     Fortescue Metals Group, Ltd., Bank Loan,
                             6/30/19                                                 $       367,792
                                                                                     ---------------
                             Total Materials                                         $     1,703,535
----------------------------------------------------------------------------------------------------
                             CAPITAL GOODS -- 0.3%
                             Building Products -- 0.3%
  2,808,534         6.00     Builders FirstSource, Inc., Initial Term
                             Loan, 7/24/22                                           $     2,809,851
                                                                                     ---------------
                             Total Capital Goods                                     $     2,809,851
----------------------------------------------------------------------------------------------------
                             COMMERCIAL SERVICES & SUPPLIES -- 0.3%
                             Environmental & Facilities Services -- 0.1%
    609,600         4.00     WCA Waste Corp., Term Loan, 3/23/18                     $       609,219
----------------------------------------------------------------------------------------------------
                             Diversified Support Services -- 0.0%+
    416,698         8.02     IAP Worldwide Services, Inc., Term Loan,
                             7/18/19                                                 $       414,094
----------------------------------------------------------------------------------------------------
                             Security & Alarm Services -- 0.2%
  2,673,469         4.25     Monitronics International, Inc., Term B Loan,
                             3/23/18                                                 $     2,566,531
                                                                                     ---------------
                             Total Commercial Services & Supplies                    $     3,589,844
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

36 Pioneer High Yield Fund | Semiannual Report | 4/30/16

----------------------------------------------------------------------------------------------------
 Principal      Floating
 Amount ($)     Rate (b)                                                             Value
----------------------------------------------------------------------------------------------------
                             AUTOMOBILES & COMPONENTS -- 0.8%
                             Auto Parts & Equipment -- 0.8%
      7,330         3.50     Allison Transmission, Inc., Term B-3 Loan,
                             8/23/19                                                 $         7,353
  1,930,648         4.50     TI Group Automotive Systems LLC, Initial US Term
                             Loan, 6/25/22                                                 1,930,648
  6,937,050         4.00     Tower Automotive Holdings USA LLC, Initial Term
                             Loan (2014), 4/23/20                                          6,937,050
                                                                                     ---------------
                                                                                     $     8,875,051
                                                                                     ---------------
                             Total Automobiles & Components                          $     8,875,051
----------------------------------------------------------------------------------------------------
                             MEDIA -- 0.3%
                             Advertising -- 0.2%
  1,958,096         6.75     Affinion Group, Inc., Tranche B Term Loan,
                             4/30/18                                                 $     1,729,857
----------------------------------------------------------------------------------------------------
                             Broadcasting -- 0.1%
  1,395,287         4.00     Univision Communications, Inc., Replacement
                             First-Lien Term Loan (C-4), 3/1/20                      $     1,396,781
----------------------------------------------------------------------------------------------------
                             Movies & Entertainment -- 0.0%+
    427,699         3.75     Cinedigm Digital Funding 1 LLC, Term Loan,
                             2/28/18                                                 $       424,491
                                                                                     ---------------
                             Total Media                                             $     3,551,129
----------------------------------------------------------------------------------------------------
                             RETAILING -- 0.6%
                             Automotive Retail -- 0.6%
  6,565,438         5.75     CWGS Group LLC, Term Loan, 2/20/20                      $     6,557,231
                                                                                     ---------------
                             Total Retailing                                         $     6,557,231
----------------------------------------------------------------------------------------------------
                             FOOD & STAPLES RETAILING -- 0.0%+
                             Food Distributors -- 0.0%+
      8,263         5.75     AdvancePierre Foods, Inc., Term Loan (First
                             Lien), 7/10/17                                          $         8,282
                                                                                     ---------------
                             Total Food & Staples Retailing                          $         8,282
----------------------------------------------------------------------------------------------------
                             HEALTH CARE EQUIPMENT & SERVICES -- 1.1%
                             Health Care Equipment -- 0.2%
  2,361,623         4.50     Kinetic Concepts, Inc., Term DTL-E1 loan, 5/4/18        $     2,363,689
----------------------------------------------------------------------------------------------------
                             Health Care Services -- 0.8%
  1,153,824         4.25     Alliance HealthCare Services, Inc., Initial Term
                             Loan, 6/3/19                                            $     1,104,787
    717,218         6.50     Ardent Legacy Acquisitions, Inc., Term Loan,
                             7/31/21                                                         720,804
  2,024,619         6.50     BioScrip, Inc., Initial Term B Loan, 7/31/20                  1,862,650
  1,214,771         6.50     BioScrip, Inc., Term Loan, 7/31/20                            1,117,590
  2,538,200         4.25     National Mentor Holdings, Inc., Tranche B Term
                             Loan, 1/31/21                                                 2,535,822
  1,345,389         4.50     National Surgical Hospitals, Inc., Term Loan
                             (First Lien), 5/15/22                                         1,326,016
                                                                                     ---------------
                                                                                     $     8,667,669
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/16 37

----------------------------------------------------------------------------------------------------
 Principal      Floating
 Amount ($)     Rate (b)                                                             Value
----------------------------------------------------------------------------------------------------
                             Health Care Facilities -- 0.1%
    697,395         9.75     MMM Holdings, Inc., Term Loan, 10/9/17 (e)              $       455,050
----------------------------------------------------------------------------------------------------
                             Managed Health Care -- 0.0%+
    507,002         9.75     MSO of Puerto Rico, Inc., MSO Term Loan,
                             12/12/17 (e)                                            $       330,819
                                                                                     ---------------
                             Total Health Care Equipment & Services                  $    11,817,227
----------------------------------------------------------------------------------------------------
                             PHARMACEUTICALS, BIOTECHNOLOGY &
                             LIFE SCIENCES -- 0.4%
                             Biotechnology -- 0.4%
  5,113,702         7.00     Lantheus Medical Imaging, Inc., Initial Term
                             Loan, 6/25/22                                           $     4,576,763
                                                                                     ---------------
                             Total Pharmaceuticals, Biotechnology &
                             Life Sciences                                           $     4,576,763
----------------------------------------------------------------------------------------------------
                             DIVERSIFIED FINANCIALS -- 0.3%
                             Investment Banking & Brokerage -- 0.3%
  3,430,000         8.63     Concentra, Inc., Initial Term Loan (Second
                             Lien), 4/8/23                                           $     3,362,429
                                                                                     ---------------
                             Total Diversified Financials                            $     3,362,429
----------------------------------------------------------------------------------------------------
                             INSURANCE -- 0.0%+
                             Multi-line Insurance -- 0.0%+
    366,912         4.50     Alliant Holdings I LLC, Initial Term Loan, 7/28/22      $       364,390
                                                                                     ---------------
                             Total Insurance                                         $       364,390
----------------------------------------------------------------------------------------------------
                             SOFTWARE & SERVICES -- 0.6%
                             IT Consulting & Other Services -- 0.1%
  1,965,000         5.75     Evergreen Skills Lux Sarl, Initial Term Loan
                             (First Lien), 4/23/21                                   $     1,729,200
----------------------------------------------------------------------------------------------------
                             Application Software -- 0.5%
  4,813,691         8.50     Expert Global Solutions, Inc., Term B Advance
                             (First Lien), 4/3/18                                    $     4,729,451
    668,841         4.25     Vertafore, Inc., Term Loan 2013, 10/3/19                        671,001
                                                                                     ---------------
                                                                                     $     5,400,452
                                                                                     ---------------
                             Total Software & Services                               $     7,129,652
----------------------------------------------------------------------------------------------------
                             SEMICONDUCTORS & SEMICONDUCTOR
                             EQUIPMENT -- 0.4%
                             Semiconductors -- 0.4%
  4,450,000         5.25     ON Semiconductor Corp., Term Loan (First Lien),
                             3/31/23                                                 $     4,479,481
                                                                                     ---------------
                             Total Semiconductors & Semiconductor
                             Equipment                                               $     4,479,481
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

38 Pioneer High Yield Fund | Semiannual Report | 4/30/16

----------------------------------------------------------------------------------------------------
 Principal      Floating
 Amount ($)     Rate (b)                                                             Value
----------------------------------------------------------------------------------------------------
                             TELECOMMUNICATION SERVICES -- 0.9%
                             Integrated Telecommunication Services -- 0.9%
  5,000,000         0.00     Level 3 Financing, Inc., Tranche B-II 2022
                             Term Loan, 5/31/22                                      $     5,015,107
  5,100,408         3.65     Virgin Media Investment Holdings, Ltd.,
                             F Facility, 6/30/23                                           5,098,016
                                                                                     ---------------
                                                                                     $    10,113,123
                                                                                     ---------------
                             Total Telecommunication Services                        $    10,113,123
----------------------------------------------------------------------------------------------------
                             TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                             (Cost $74,185,048)                                      $    71,657,755
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
 Shares
----------------------------------------------------------------------------------------------------
                             RIGHTS / WARRANTS -- 0.0%+
                             HEALTH CARE EQUIPMENT & SERVICES -- 0.0%+
                             Health Care Services -- 0.0%+
      2,136                  Bioscrip Warrants, Class A, 9/9/25                      $            --
      2,136                  Bioscrip Warrants, Class B, 9/9/25                                   --
                                                                                     ---------------
                                                                                     $            --
                                                                                     ---------------
                             Total Health Care Equipment & Services                  $            --
----------------------------------------------------------------------------------------------------
                             TOTAL RIGHTS / WARRANTS
                             (Cost $0)                                               $            --
----------------------------------------------------------------------------------------------------
                             TOTAL INVESTMENT IN SECURITIES -- 97.2%
                             (Cost $1,128,805,419) (a)                               $ 1,091,684,335
----------------------------------------------------------------------------------------------------
                             OTHER ASSETS & LIABILITIES -- 2.8%                      $    31,429,780
----------------------------------------------------------------------------------------------------
                             TOTAL NET ASSETS -- 100.0%                              $ 1,123,114,115
====================================================================================================

*            Non-income producing security.

+            Amount rounds to less than 0.1%.

(Cat Bond)   Catastrophe or Event Linked Bond. At April 30, 2016, the value of these securities amounted to $4,480,475, or 0.4% of total net assets. See Notes to Financial Statements -- Note 1G.

(Perpetual)  Security with no stated maturity date.

(PIK)        Represents a pay-in-kind security.

(Step) Bond issued with an initial coupon rate which converts to a higher rate at a later date.

REIT         Real Estate Investment Trust.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At April 30, 2016, the value of these securities amounted to $282,436,504 or 25.2% of total net assets.

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/16 39

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
             Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At April 30, 2016, the net unrealized depreciation on investments based on cost for federal income tax purposes of $1,134,335,931 was as follows:

               Aggregate gross unrealized appreciation for all investments in which
                  there is an excess of value over tax cost                          $ 50,805,705

               Aggregate gross unrealized depreciation for all investments in which
                  there is an excess of tax cost over value                           (93,457,301)
                                                                                     ------------
               Net unrealized depreciation                                           $(42,651,596)
                                                                                     ============

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(c) Security is valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers). See Notes to Financial Statements -- Note 1A.

(d)          Rate to be determined.

(e)          Security is in default.

(f) Structured reinsurance investment. At April 30, 2016, the value of these securities amounted to $43,348,519 or 3.9% of total net assets. See Notes to Financial Statements -- Note 1G.

(g) Security issued with a zero coupon. Income is recognized through accretion of discount.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended April 30, 2016 were as follows:

--------------------------------------------------------------------------------------------------------
                                                                        Purchases          Sales
--------------------------------------------------------------------------------------------------------
Long-Term U.S. Government Securities                                    $  5,002,720       $  5,000,000
Other Long-Term Securities                                              $221,618,280       $245,666,157

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS - SELL PROTECTION

-------------------------------------------------------------------------------------------------------------
Notional                          Obligation               Credit      Expiration   Premiums     Unrealized
Principal ($)(1)   Counterparty   Entity/Index    Coupon   Rating(2)   Date         Paid         Appreciation
-------------------------------------------------------------------------------------------------------------
 27,629,015        Chicago        Markit CDX      5.00%    BBB+        12/20/19     $1,879,644   $22,571
                   Mercantile     North America
                   Exchange       High Yield
                                  Index
  6,040,000        Chicago        Markit CDX      5.00%    BBB+        12/20/20        139,524    61,589
                   Mercantile     North America
                   Exchange       High Yield
                                  Index
-------------------------------------------------------------------------------------------------------------
                                                                                    $2,019,168   $84,160
=============================================================================================================

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

(2) Based on Standard & Poor's rating of the issuer or the weighted average of all the underlying securities in the index.

The accompanying notes are an integral part of these financial statements.

40 Pioneer High Yield Fund | Semiannual Report | 4/30/16

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

     Level 1 - quoted prices in active markets for identical securities.

     Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

     Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of April 30, 2016, in valuing the Fund's assets:

-------------------------------------------------------------------------------------------------
                                      Level 1         Level 2       Level 3        Total
-------------------------------------------------------------------------------------------------
Convertible Corporate Bonds           $          --   $141,057,810  $          --  $  141,057,810
Preferred Stocks
   Transportation
      Air Freight & Logistics                    --      1,729,018             --       1,729,018
   Diversified Financials
      Consumer Finance                    8,999,503             --             --       8,999,503
   Insurance
      Reinsurance                                --             --         83,750          83,750
Convertible Preferred Stocks
   Energy
      Oil & Gas Exploration &
         Production                              --         28,600             --          28,600
   Consumer Durables
      & Apparel
      Home Furnishings                           --     13,048,750             --      13,048,750
   Health Care Equipment &
      Services
      Health Care Services                       --             --         67,572          67,572
      Health Care Facilities                     --      1,302,496             --       1,302,496
   All Other Convertible
      Preferred Stocks                   12,077,689             --             --      12,077,689
Common Stock
   Capital Goods
      Industrial Machinery                       --             --            737             737
   Commercial Services & Supplies
      Diversified Support Services               --         71,570             --          71,570
   Transportation
      Air Freight & Logistics                    --        798,721             --         798,721
   Consumer Services
      Education Services                         --        268,846             --         268,846
   All Other Common Stocks               64,824,135             --             --      64,824,135
Asset Backed Securities                          --        939,997             --         939,997
Collateralized Mortgage
   Obligations                                   --     29,435,984             --      29,435,984
Corporate Bonds
   Capital Goods
      Industrial Machinery                       --      5,244,862      1,210,286       6,455,148
   Insurance
      Reinsurance                                --      3,280,475     44,464,769      47,745,244
   All Other Corporate Bonds                     --    676,080,045             --     676,080,045

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/16 41

-------------------------------------------------------------------------------------------------
                                      Level 1         Level 2       Level 3        Total
-------------------------------------------------------------------------------------------------
U.S. Government Agency
   Obligations                        $          --   $ 15,010,965  $          --  $   15,010,965
Senior Floating Rate Loan
   Interests                                     --     71,657,755             --      71,657,755
-------------------------------------------------------------------------------------------------
Total                                 $  85,901,327   $959,955,894  $  45,827,114  $1,091,684,335
=================================================================================================
Other Financial Instruments
Unrealized depreciation on
   futures contracts                  $    (530,535)  $         --  $          --  $     (530,535)
Unrealized appreciation
   on swap contracts                             --         84,160             --          84,160
-------------------------------------------------------------------------------------------------
Total Other Financial
Instruments                           $    (530,535)  $     84,160  $          --  $     (446,375)
=================================================================================================

The following is a summary of the fair valuation of certain Fund's assets and liabilities as of April 30, 2016:

-------------------------------------------------------------------------------------------------
                                      Level 1         Level 2       Level 3        Total
-------------------------------------------------------------------------------------------------
Assets:
Restricted cash                       $          --   $    652,247  $          --  $      652,247
Variation margin for
  futures contracts                         140,315             --             --         140,315
Liabilities:
Variation margin for centrally
  cleared swap contracts                         --        (49,742)            --         (49,742)
-------------------------------------------------------------------------------------------------
Total:                                $     140,315   $    602,505  $          --  $      742,820
=================================================================================================

The following is a reconciliation of assets valued using significant observable inputs (Level 3):

----------------------------------------------------------------------------------------------------
                                    Convertible
                                    Preferred     Preferred   Common   Corporate
                                    Stocks        Stocks      Stocks   Bonds           Total
----------------------------------------------------------------------------------------------------
Balance as of 10/31/15              $58,827       $83,750     $737     $ 57,024,299    $ 57,167,613
Realized gain (loss)(1)                  --            --       --           14,701          14,701
Change in unrealized
   appreciation (depreciation)(2)     8,745            --       --      (24,229,884)    (24,221,139)
Purchases                                --            --       --       32,068,429      32,068,429
Sales                                    --            --       --      (19,202,490)    (19,202,490)
Transfers in to Level 3*                 --            --       --               --              --
Transfers out of Level 3*                --            --       --               --              --
----------------------------------------------------------------------------------------------------
Balance as of 4/30/16               $67,572       $83,750     $737     $ 45,675,055    $ 45,827,114
----------------------------------------------------------------------------------------------------

(1) Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

The accompanying notes are an integral part of these financial statements.

42 Pioneer High Yield Fund | Semiannual Report | 4/30/16

* Transfers are calculated on the beginning of period values. During the six months ended April 30, 2016, there were no transfers between Levels 1, 2 and 3.

     Net change in unrealized appreciation (depreciation) of investments
     still held as of 4/30/16                                                $(22,370,083)
                                                                             ------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/16 43

Statement of Assets and Liabilities | 4/30/16 (unaudited)

ASSETS:
   Investment in securities (cost $1,128,805,419)                        $1,091,684,335
   Cash                                                                       2,195,949
   Restricted cash *                                                            652,247
   Receivables --
      Investment securities sold                                             26,766,702
      Fund shares sold                                                        1,054,819
      Interest                                                               14,956,561
      Dividends                                                                 110,714
      Swap contracts, premiums paid                                           2,019,166
      Variation margin for futures contracts                                    140,315
   Other assets                                                                  61,536
----------------------------------------------------------------------------------------
         Total assets                                                    $1,139,642,344
========================================================================================
LIABILITIES:
   Payables --
      Investment securities purchased                                    $   12,045,358
      Fund shares repurchased                                                 3,216,079
      Distributions                                                             636,162
   Variation margin for centrally cleared swap contracts                         49,742
   Due to affiliates                                                            408,835
   Accrued expenses                                                             172,053
----------------------------------------------------------------------------------------
         Total liabilities                                               $   16,528,229
========================================================================================
NET ASSETS:
   Paid-in capital                                                       $1,209,297,292
   Distributions in excess of net investment income                          (2,899,545)
   Accumulated net realized loss on investments, futures contracts
      and swap contracts                                                    (45,716,173)
   Net unrealized depreciation on investments                               (37,121,084)
   Unrealized depreciation on futures contracts                                (530,535)
   Unrealized appreciation on swap contracts                                     84,160
----------------------------------------------------------------------------------------
         Total net assets                                                $1,123,114,115
========================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
   Class A (based on $588,477,106/65,077,944 shares)                     $         9.04
   Class C (based on $269,137,360/29,146,422 shares)                     $         9.23
   Class R (based on $30,235,669/2,955,363 shares)                       $        10.23
   Class Y (based on $235,263,980/25,992,421 shares)                     $         9.05
MAXIMUM OFFERING PRICE:
   Class A ($9.04 / 95.5%)                                               $         9.47
========================================================================================

* Represents restricted cash deposited at the counterparty for derivative contracts

The accompanying notes are an integral part of these financial statements.

44 Pioneer High Yield Fund | Semiannual Report | 4/30/16

Statement of Operations (unaudited)

For the Six Months Ended 4/30/16

INVESTMENT INCOME:
   Interest                                                   $  35,973,388
   Dividend                                                       1,953,318
--------------------------------------------------------------------------------------------
         Total investment income                                              $  37,926,706
--------------------------------------------------------------------------------------------
EXPENSES:
   Management fees                                            $   3,730,631
   Transfer agent fees
      Class A                                                        52,712
      Class C                                                        11,258
      Class R                                                         1,796
      Class Y                                                         7,618
   Distribution fees
      Class A                                                       727,208
      Class C                                                     1,367,798
      Class R                                                        75,638
   Shareholder communications expense                               717,610
   Administrative expense                                           206,760
   Custodian fees                                                    33,628
   Registration fees                                                 35,347
   Professional fees                                                 66,950
   Printing expense                                                  15,866
   Fees and expenses of nonaffiliated Trustees                       25,016
   Miscellaneous                                                     56,924
--------------------------------------------------------------------------------------------
      Total expenses                                                          $   7,132,760
--------------------------------------------------------------------------------------------
         Net investment income                                                $  30,793,946
--------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
CLASS ACTIONS, FUTURES CONTRACTS AND SWAP CONTRACTS:
   Net realized gain (loss) on:
      Investments                                             $ (49,567,788)
      Class actions                                                 285,569
      Futures contracts                                              20,605
      Swap contracts                                                816,154   $ (48,445,460)
--------------------------------------------------------------------------------------------
   Change in net unrealized appreciation (depreciation) on:
      Investments                                             $  16,899,107
      Futures contracts                                           2,425,905
      Swap contracts                                             (1,048,919)  $  18,276,093
--------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss) on investments,
      class actions, futures contracts and swap contracts                     $ (30,169,367)
--------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations                       $     624,579
============================================================================================

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/16 45

Statements of Changes in Net Assets

-----------------------------------------------------------------------------------------------
                                                              Six Months
                                                              Ended
                                                              4/30/16           Year Ended
                                                              (unaudited)       10/31/15
-----------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                         $   30,793,946    $   62,054,169
Net realized gain (loss) on investments, class actions,
   futures contracts and swap contracts                          (48,445,460)       12,806,465
Change in net unrealized appreciation (depreciation)
   on investments, futures contracts and swap contracts           18,276,093      (119,260,414)
-----------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting
         from operations                                      $      624,579    $  (44,399,780)
-----------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.26 and $0.45 per share, respectively)       $  (17,011,209)   $  (36,251,392)
      Class B* ($0.00 and $0.01 per share, respectively)                  --           (13,339)
      Class C ($0.23 and $0.38 per share, respectively)           (7,001,042)      (13,606,421)
      Class R ($0.26 and $0.47 per share, respectively)             (806,199)       (1,834,583)
      Class Y ($0.27 and $0.48 per share, respectively)           (7,185,253)      (11,161,976)
      Class Z** ($0.00 and $0.33 per share, respectively)                 --          (169,975)
Net realized gain:
      Class A ($0.07 and $0.47 per share, respectively)           (4,544,310)      (39,952,753)
      Class B* ($0.00 and $0.47 per share, respectively)                  --                --
      Class C ($0.07 and $0.47 per share, respectively)           (2,101,774)      (17,243,465)
      Class R ($0.07 and $0.47 per share, respectively)             (210,950)       (1,986,479)
      Class Y ($0.07 and $0.47 per share, respectively)           (1,776,087)      (10,891,583)
      Class Z** ($0.00 and $0.47 per share, respectively)                 --          (204,761)
-----------------------------------------------------------------------------------------------
         Total distributions to shareowners                   $  (40,636,824)   $ (133,316,727)
-----------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                  $   90,668,911    $  349,181,937
Reinvestment of distributions                                     35,364,049       114,304,411
Cost of shares repurchased                                      (227,050,721)     (639,420,837)
-----------------------------------------------------------------------------------------------
      Net decrease in net assets resulting from Fund
         share transactions                                   $ (101,017,761)   $ (175,934,489)
-----------------------------------------------------------------------------------------------
      Net decrease in net assets                              $ (141,030,006)   $ (353,650,996)
NET ASSETS:
Beginning of period                                           $1,264,144,121    $1,617,795,117
-----------------------------------------------------------------------------------------------
End of period                                                 $1,123,114,115    $1,264,144,121
-----------------------------------------------------------------------------------------------
Distributions in excess of net investment income              $   (2,899,545)   $   (1,689,788)
===============================================================================================

*    Class B shares converted to Class A shares on November 10, 2014.

**   Class Z shares converted to Class Y shares on August 7, 2015.

The accompanying notes are an integral part of these financial statements.

46 Pioneer High Yield Fund | Semiannual Report | 4/30/16

----------------------------------------------------------------------------------------------------
                              Six Months        Six Months
                              Ended             Ended
                              4/30/16           4/30/16             Year Ended        Year Ended
                              Shares            Amount              10/31/15          10/31/15
                              (unaudited)       (unaudited)         Shares            Amount
----------------------------------------------------------------------------------------------------
Class A
Shares sold                     4,853,708       $  42,650,553        15,132,051       $ 149,632,637
Reinvestment of
   distributions                2,208,976          19,545,034         6,983,820          69,075,879
Less shares repurchased       (11,860,731)       (104,635,806)      (37,230,097)       (361,942,117)
----------------------------------------------------------------------------------------------------
      Net decrease             (4,798,047)      $ (42,440,219)      (15,114,226)      $(143,233,601)
====================================================================================================
Class B*
Shares sold or exchanged               --       $          --             1,587       $      16,884
Reinvestment of
   distributions                       --                  --                --                  --
Less shares repurchased                --                  --        (1,349,985)        (14,282,939)
----------------------------------------------------------------------------------------------------
      Net decrease                     --       $          --        (1,348,398)      $ (14,266,055)
====================================================================================================
Class C
Shares sold                       746,011       $   6,706,665         2,156,459       $  21,705,372
Reinvestment of
   distributions                  773,197           6,988,265         2,299,470          23,227,333
Less shares repurchased        (5,030,592)        (45,300,886)       (8,763,104)        (87,499,120)
----------------------------------------------------------------------------------------------------
      Net decrease             (3,511,384)      $ (31,605,956)       (4,307,175)      $ (42,566,415)
====================================================================================================
Class R
Shares sold                       474,872       $   4,665,498           958,719       $  10,518,554
Reinvestment of
   distributions                   92,276             923,274           323,874           3,618,079
Less shares repurchased        (1,118,266)        (11,257,383)       (2,096,080)        (23,179,692)
----------------------------------------------------------------------------------------------------
      Net decrease               (551,118)      $  (5,668,611)         (813,487)      $  (9,043,059)
====================================================================================================
Class Y
Shares sold                     4,146,859       $  36,646,195        17,113,943       $ 163,871,492
Reinvestment of
   distributions                  893,192           7,907,476         1,823,872          18,015,138
Less shares repurchased        (7,409,829)        (65,856,646)      (14,704,582)       (144,264,313)
----------------------------------------------------------------------------------------------------
      Net increase
         (decrease)            (2,369,778)      $ (21,302,975)        4,233,233       $  37,622,317
====================================================================================================
Class Z **
Shares sold or exchanged               --       $          --           376,250       $   3,436,998
Reinvestment of
   distributions                       --                  --            39,754             367,982
Less shares repurchased                --                  --          (905,767)         (8,252,656)
----------------------------------------------------------------------------------------------------
      Net decrease                     --       $          --          (489,763)      $  (4,447,676)
====================================================================================================

*    Class B shares converted to Class A shares on November 10, 2014.

**   Class Z shares converted to Class Y shares on August 7, 2015.

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/16 47

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                   Six Months                         Year           Year             Year
                                                   Ended        Year        Year      Ended          Ended            Ended
                                                   4/30/16      Ended       Ended     10/31/13       10/31/12         10/31/11
                                                   (unaudited)  10/31/15    10/31/14  (Consolidated) (Consolidated)   (Consolidated)
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period               $   9.33     $  10.54    $  11.07  $    10.25     $     9.67       $     9.88
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                    $   0.25(b)  $   0.44(b) $   0.46  $     0.51     $     0.51       $     0.51
   Net realized and unrealized gain (loss)
      on investments                                  (0.21)       (0.73)      (0.11)       0.84           0.59            (0.18)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations $   0.04     $  (0.29)   $   0.35  $     1.35     $     1.10       $     0.33
------------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                           $  (0.26)    $  (0.45)   $  (0.49) $    (0.53)    $    (0.52)      $    (0.54)
   Net realized gain                                  (0.07)       (0.47)      (0.39)         --             --               --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                $  (0.33)    $  (0.92)   $  (0.88) $    (0.53)    $    (0.52)      $    (0.54)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value         $  (0.29)    $  (1.21)   $  (0.53) $     0.82     $     0.58       $    (0.21)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $   9.04     $   9.33    $  10.54  $    11.07     $    10.25       $     9.67
====================================================================================================================================
Total return*                                          0.47%       (2.97)%      3.22%      13.52%(a)      11.66%            3.20%
Ratio of net expenses to average net assets            1.16%**      1.17%       1.15%       1.14%          1.16%            1.16%
Ratio of net investment income (loss) to average
   net assets                                          5.62%**      4.51%       4.34%       4.82%          5.18%            4.99%
Portfolio turnover rate                                  42%**        32%         28%         46%            33%              47%
Net assets, end of period (in thousands)           $588,477     $651,646    $895,795  $1,206,497     $1,263,707       $1,467,120
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

(a) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended October 31, 2013, the total return would have been 13.49%.

(b) The per share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

48 Pioneer High Yield Fund | Semiannual Report | 4/30/16

------------------------------------------------------------------------------------------------------------------------------------
                                                    Six Months                        Year            Year            Year
                                                    Ended       Year        Year      Ended           Ended           Ended
                                                    4/30/16     Ended       Ended     10/31/13        10/31/12        10/31/11
                                                    (unaudited) 10/31/15    10/31/14  (Consolidated)  (Consolidated)  (Consolidated)
------------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                $   9.52    $  10.74    $  11.28  $  10.43        $   9.84        $  10.04
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                     $   0.22(b) $   0.38(b) $   0.40  $   0.44        $   0.45        $   0.44
   Net realized and unrealized gain (loss)
      on investments                                   (0.21)      (0.75)      (0.13)     0.87            0.59           (0.17)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations  $   0.01    $  (0.37)   $   0.27  $   1.31        $   1.04        $   0.27
------------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                            $  (0.23)   $  (0.38)   $  (0.42) $  (0.46)       $  (0.45)       $  (0.47)
   Net realized gain                                   (0.07)      (0.47)      (0.39)       --              --              --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                 $  (0.30)   $  (0.85)   $  (0.81) $  (0.46)       $  (0.45)       $  (0.47)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value          $  (0.29)   $  (1.22)   $  (0.54) $   0.85        $   0.59        $  (0.20)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $   9.23    $   9.52    $  10.74  $  11.28        $  10.43        $   9.84
====================================================================================================================================
Total return*                                           0.15%      (3.64)%      2.41%    12.87%(a)       10.85%           2.59%
Ratio of net expenses to average net assets             1.85%**     1.89%       1.83%     1.86%           1.85%           1.87%
Ratio of net investment income (loss) to average
   net assets                                           4.94%**     3.79%       3.65%     4.11%           4.50%           4.32%
Portfolio turnover rate                                   42%**       32%         28%       46%             33%             47%
Net assets, end of period (in thousands)            $269,137    $310,805    $397,186  $443,442        $467,377        $527,822
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

(a) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended October 31, 2013, the total return would have been 12.75%.

(b) The per share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/16 49

------------------------------------------------------------------------------------------------------------------------------------
                                                     Six Months                        Year            Year           Year
                                                     Ended       Year        Year      Ended           Ended          Ended
                                                     4/30/16     Ended       Ended     10/31/13        10/31/12       10/31/11
                                                     (unaudited) 10/31/15    10/31/14  (Consolidated)  (Consolidated) (Consolidated)
------------------------------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                 $ 10.53     $ 11.84     $ 12.39   $ 11.46         $ 10.82        $ 11.03
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                      $  0.26(b)  $  0.46(b)  $  0.48   $  0.53         $  0.53        $  0.54
   Net realized and unrealized gain (loss)
      on investments                                   (0.23)      (0.83)      (0.14)     0.95            0.64          (0.19)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations   $  0.03     $ (0.37)    $  0.34   $  1.48         $  1.17        $  0.35
------------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                             $ (0.26)    $ (0.47)    $ (0.50)  $ (0.55)        $ (0.53)       $ (0.56)
   Net realized gain                                   (0.07)      (0.47)      (0.39)       --              --             --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  $ (0.33)    $ (0.94)    $ (0.89)  $ (0.55)        $ (0.53)       $ (0.56)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value           $ (0.30)    $ (1.31)    $ (0.55)  $  0.93         $  0.64        $ (0.21)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $ 10.23     $ 10.53     $ 11.84   $ 12.39         $ 11.46        $ 10.82
====================================================================================================================================
Total return*                                           0.40%      (3.36)%      2.82%    13.24%(a)       11.11%          3.03%
Ratio of net expenses to average net assets             1.54%**     1.51%       1.49%     1.47%           1.56%          1.46%
Ratio of net investment income (loss) to average
   net assets                                           5.21%**     4.16%       3.99%     4.50%           4.79%          4.73%
Portfolio turnover rate                                   42%**       32%         28%       46%             33%            47%
Net assets, end of period (in thousands)             $30,236     $36,931     $51,146   $56,248         $69,207        $78,187
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

(a) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended October 31, 2013, the total return would have been 13.13%.

(b) The per share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

50 Pioneer High Yield Fund | Semiannual Report | 4/30/16

------------------------------------------------------------------------------------------------------------------------------------
                                                    Six Months                          Year           Year           Year
                                                    Ended        Year        Year       Ended          Ended          Ended
                                                    4/30/16      Ended       Ended      10/31/13       10/31/12       10/31/11
                                                    (unaudited)  10/31/15    10/31/14   (Consolidated) (Consolidated) (Consolidated)
------------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                $   9.34     $  10.55    $  11.08   $  10.25       $   9.67       $   9.88
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                     $   0.26(b)  $   0.47(b) $   0.50   $   0.55       $   0.54       $   0.55
   Net realized and unrealized gain (loss)
      on investments                                   (0.21)       (0.73)      (0.12)      0.85           0.59          (0.19)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations  $   0.05     $  (0.26)   $   0.38   $   1.40       $   1.13       $   0.36
------------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                            $  (0.27)    $  (0.48)   $  (0.52)  $  (0.57)      $  (0.55)      $  (0.57)
   Net realized gain                                   (0.07)       (0.47)      (0.39)        --             --             --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                 $  (0.34)    $  (0.95)   $  (0.91)  $  (0.57)      $  (0.55)      $  (0.57)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value          $  (0.29)    $  (1.21)   $  (0.53)  $   0.83       $   0.58       $  (0.21)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $   9.05     $   9.34    $  10.55   $  11.08       $  10.25       $   9.67
====================================================================================================================================
Total return*                                           0.63%       (2.69)%      3.55%     13.98%(a)      12.02%          3.55%
Ratio of net expenses to average net assets             0.86%**      0.88%       0.84%      0.82%          0.82%          0.81%
Ratio of net investment income (loss) to average
   net assets                                           5.90%**      4.77%       4.64%      5.12%          5.51%          5.33%
Portfolio turnover rate                                   42%**        32%         28%        46%            33%            47%
Net assets, end of period (in thousands)            $235,264     $264,761    $254,504   $330,398       $287,901       $372,280
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

(a) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended October 31, 2013, the total return would have been 13.89%.

(b) The per share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/16 51

Notes to Financial Statements | 4/30/16 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer High Yield Fund (the Fund) is a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to maximize total return through a combination of income and capital appreciation.

The Fund offered four classes of shares designated as Class A, Class C, Class R and Class Y shares. Class B shares converted to Class A shares as of the close of business on November 10, 2014. Class Z shares converted to Class Y shares as of the close of business on August 7, 2015. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

52 Pioneer High Yield Fund | Semiannual Report | 4/30/16

A.   Security Valuation

     The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE.

     Fixed income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors. Valuations may be supplemented by dealers and other sources, as required. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service.

     Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

     Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

     Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/16 53

     Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts) are valued at the dealer quotations obtained from reputable International Swap Dealer association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

     Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

     Securities or loan interests for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, pursuant to procedures adopted by the Fund's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

     At April 30, 2016, three securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model) representing 0.1% of net assets.

B.   Investment Income and Transactions

     Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

54 Pioneer High Yield Fund | Semiannual Report | 4/30/16

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. As of October 31, 2015, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     The tax character of distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended October 31, 2015, was as follows:

     ---------------------------------------------------------------------------
                                                                            2015
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                                $ 72,847,189
     Long term capital gain                                           60,469,538
     ---------------------------------------------------------------------------
          Total                                                     $133,316,727
     ===========================================================================

                        Pioneer High Yield Fund | Semiannual Report | 4/30/16 55

     The following shows the components of distributable earnings on a federal income tax basis at October 31, 2015:

     ---------------------------------------------------------------------------
                                                                            2015
     ---------------------------------------------------------------------------
     Distributable earnings:
     Undistributed ordinary income                                  $  5,188,849
     Undistributed long term capital gain                              8,629,844
     Dividend payable                                                   (716,374)
     Net unrealized depreciation                                     (59,273,251)
     ---------------------------------------------------------------------------
          Total                                                     $(46,170,932)
     ===========================================================================

     The difference between book basis and tax basis unrealized depreciation is attributable to the tax deferral of losses on wash sales, the mark-to-market on swaps and futures contracts, adjustments relating to catastrophe bonds, interest on defaulted bonds, and interest accruals on preferred stock and other holdings.

D.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $8,998 in underwriting commissions on the sale of Class A shares during the six months ended April 30, 2016.

E.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent, for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

56 Pioneer High Yield Fund | Semiannual Report | 4/30/16

F.   Risks

     The value of securities held by the fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund invests in below investment grade (high yield) debt securities and preferred stocks. Some of these high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

     Interest rates in the U.S. recently have been historically low, so the Fund faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Fund.

     Certain securities in which the Fund invests, including floating rate loans, once sold, may not settle for an extended period (for example, several weeks or even longer). The Fund will not receive its sale proceeds until that time, which may constrain the Fund's ability to meet its obligations (including obligations to redeeming shareholders).

G.   Insurance linked securities (ILS)

     The Fund invests in event-linked bonds. Event-linked bonds are floating rate debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. The trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments, or may be based on specified actual losses. If a trigger event, as defined within the terms of an event-linked bond occurs, the Fund may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The Fund is entitled to receive

                        Pioneer High Yield Fund | Semiannual Report | 4/30/16 57 principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, event-linked bonds may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

     The Fund's investments in ILS may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange traded instruments.

     Structured reinsurance investments, including quota share instruments, collateralized reinsurance investments and ILWs, are generally subject to the same risks as event-linked bonds. In addition, where the instruments are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for PIM to fully evaluate the underlying risk profile of the Fund's structured reinsurance investments and therefore the Fund's assets are placed at greater risk of loss than if PIM had more complete information.

     Quota share instruments and other structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

H.   Futures Contracts

     The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at April 30, 2016, was $989,000. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the

58 Pioneer High Yield Fund | Semiannual Report | 4/30/16 contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. The average value of contracts open during the six months ended April 30, 2016, was $(30,688,586).

     At April 30, 2016, open futures contracts were as follows:

     -------------------------------------------------------------------------------------------
                                   Number of
                                   Contracts        Settlement                      Unrealized
     Type         Counterparty     Long/(Short)     Month          Value            Depreciation
     -------------------------------------------------------------------------------------------

     S&P 500      Citibank NA      (211)            6/16           $(21,723,505)    $(530,535)
     -------------------------------------------------------------------------------------------
          Total                    (211)                           $(21,723,505)    $(530,535)
     ===========================================================================================

I.   Credit Default Swap Agreements

     A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event. The Fund may sell or buy credit default swap contracts to seek to increase the Fund's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices. As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

     When the Fund enters into a credit default swap contract, the protection buyer makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded as an asset in the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses in the Statement of Operations.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/16 59

     Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses in the Statement of Operations.

     Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund.

     Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as variation margin on centrally cleared swaps on the Statement of Assets and Liabilities.

     The amount of cash deposited with a broker as collateral at April 30, 2016 was $1,696,000 and is recorded within "Restricted Cash" on the Statement of Assets and Liabilities.

     Open credit default swap contracts at April 30, 2016, are listed in the Schedule of Investments. The average value of credit default swap contracts open during the period ended April 30, 2016, was $1,796,015.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.70% of the Fund's average daily net assets up to $500 million, 0.65% of the next $500 million, 0.60% of the next $4 billion, 0.55% of the next $1 billion, 0.50% of the next $1 billion, 0.45% of the next $1 billion, 0.40% of the next $1 billion, 0.35% of the next $1 billion, and 0.30% on assets over $10 billion. For the six months ended April 30, 2016, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.67% of the Fund's average daily net assets.

60 Pioneer High Yield Fund | Semiannual Report | 4/30/16

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $107,077 in management fees, administrative costs and certain other reimbursements payable to PIM at April 30, 2016.

3. Transfer Agent

Prior to November 2, 2015, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit, provided substantially all transfer agent and shareowner services to the Fund at negotiated rates.

Effective November 2, 2015, Boston Financial Data Services serves as the transfer agent to the Fund at negotiated rates.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the six months ended April 30, 2016, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
 Shareholder Communications:
--------------------------------------------------------------------------------
 Class A                                                                $414,930
 Class C                                                                 135,062
 Class R                                                                  42,808
 Class Y                                                                 124,810
--------------------------------------------------------------------------------
     Total                                                              $717,610
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $266,389 in transfer agent fees and out-of-pocket reimbursements payable to the transfer agent at April 30, 2016.

4. Distribution and Service Plans

The Fund has adopted a distribution plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares (the Plan). Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays PFD 0.50% of the average daily net assets attributable to

                        Pioneer High Yield Fund | Semiannual Report | 4/30/16 61

Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $35,369 in distribution fees payable to PFD April 30, 2016.

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class R and Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class R or Class Y shares. Proceeds from the CDSCs are paid to PFD. For the six months ended April 30, 2016, CDSCs in the amount of $11,763 were paid to PFD.

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until February 10, 2016, was in the amount of $240 million. As of February 10, 2016, the facility is in the amount of $220 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.85% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended April 30, 2016, the Fund had no borrowings under the credit facility.

62 Pioneer High Yield Fund | Semiannual Report | 4/30/16

6. Bridge Loan Commitments

Bridge loans are designed to provide temporary or "bridge" financing to a borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations.

As of April 30, 2016, the Fund had two bridge loan commitments of $2,074,276, which could be extended at the option of the borrower, pursuant to the following loan agreements:

-----------------------------------------------------------------------------------
                                                                     Unrealized
                                                                     Appreciation/
 Loan                     Principal    Cost          Value           (Depreciation)
-----------------------------------------------------------------------------------
 Charter
   Communications
   Operating Co.,
   Bridge Loan            $  290,399    $ 290,399    $  290,399      $--
 CCO Holding Co.,
   Bridge Loan             1,783,877    1,783,877     1,783,877      $--
-----------------------------------------------------------------------------------
 Total                    $2,074,276   $2,074,276    $2,076,276      $--
===================================================================================

7. Additional Disclosures about Derivative Instruments and Hedging Activities

The Fund's use of derivatives subjects it to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/16 63

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at April 30, 2016, was as follows:

--------------------------------------------------------------------------------------------
 Statement of Assets and Liabilities
                                                           Foreign
                                 Interest    Credit        Exchange     Equity     Commodity
                                 Rate Risk   Risk          Rate Risk    Risk       Risk
--------------------------------------------------------------------------------------------
 Assets
 Unrealized appreciation
  on swap contracts              $--         $  84,160     $--          $--        $--
--------------------------------------------------------------------------------------------
     Total Value                 $--         $  84,160     $--          $--        $--
============================================================================================
 Liabilities
  Unrealized depreciation
  of futures contracts           $--         $(530,535)    $--          $--        $--
--------------------------------------------------------------------------------------------
     Total Value                 $--         $(530,535)    $--          $--        $--
============================================================================================

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at April 30, 2016 was as follows:

--------------------------------------------------------------------------------------------
 Statement of Operations
                                                           Foreign
                                 Interest    Credit        Exchange     Equity     Commodity
                                 Rate Risk   Risk          Rate Risk    Risk       Risk
--------------------------------------------------------------------------------------------
 Net realized gain (loss) on
  Swap contracts                 $--         $   816,154   $--          $--        $--
  Futures contracts               --              20,605    --           --         --
--------------------------------------------------------------------------------------------
     Total Value                 $--         $   836,759   $--          $--        $--
============================================================================================
 Change in net unrealized
  appreciation
  (depreciation) on
  Swap contracts                 $--         $ 2,425,905   $--          $--        $--
  Futures contracts               --          (1,048,919)   --           --         --
--------------------------------------------------------------------------------------------
     Total Value                 $--         $ 1,376,986   $--          $--        $--
============================================================================================

8. Conversion of Class B Shares and Class Z Shares

As of the close of business on November 10, 2014 (the "Conversion Date"), all outstanding Class B shares of the Fund were converted to Class A shares.

As of the close of business on August 7, 2015 (the "Conversion Date"), all outstanding Class Z shares of the Fund were converted to Class Y shares.

64 Pioneer High Yield Fund | Semiannual Report | 4/30/16

9. Pending Litigation

The Fund is currently involved in a litigation matter relating to Fund investments. The plaintiff in the matter seeks to recover approximately $73 million in principal from the Fund, together with interest. The Fund believes the claim is without merit and is defending the matter vigorously. On January 14, 2014, Judge Gerber of the United States Bankruptcy Court for the Southern District of New York issued a Decision and Order on Motions to Dismiss in the litigation. Judge Gerber denied in part and granted in part the motions to dismiss. The plaintiff filed a third amended complaint on April 18, 2014. Defendants filed a renewed motion to dismiss on July 30, 2014. On November 18, 2015, Judge Gerber granted the renewed motion to dismiss the count of the complaint for fraudulent transfers made with actual intent. The renewed motion to dismiss the constructive fraudulent transfer count was denied. The Fund subsequently moved for reconsideration of the decision on the constructive fraudulent transfer count; this motion was denied on December 7, 2015. On May 4, 2016, the Fund filed a renewed motion to dismiss arguing that a recent decision from the Second Circuit Court of Appeals required dismissal of the remaining constructive fraudulent transfer count of the complaint. Oral argument on the motion is scheduled for July 11, 2016. The period for factual discovery runs through early August 2016; however, at this time neither side is conducting discovery and the Fund does not anticipate activity during this time frame. It is reasonably possible that an adverse outcome may result. Currently, the amount of a judgment cannot be reasonably estimated. On December 4, 2014, the plaintiff made a settlement offer to all defendants in the Fund litigation. The plaintiff offered full settlement for 10% of the face amount of the claims. A limited group of small holders accepted the settlement offer. On April 24, 2015, the plaintiff renewed its settlement offer, offering full settlement for 8.5% of the face amount of the claims. The renewed settlement offer was not accepted. On May 27, 2016, the plaintiff renewed its settlement offer, offering full settlement for 3% of the face amount of the claims. The plaintiff has not set a date by which defendants must accept the renewed settlement offer.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/16 65

Additional Information

PIM, the Fund's investment adviser, is currently an indirect, wholly owned subsidiary of UniCredit. On November 11, 2015, UniCredit announced that it signed a binding master agreement with Banco Santander and affiliates of Warburg Pincus and General Atlantic (the "Private Equity Firms") with respect to Pioneer Investments ("Pioneer") and Santander Asset Management ("SAM") (the "Transaction").

The Transaction, as previously announced by UniCredit, will establish a holding company, with the name Pioneer Investments, to be owned by UniCredit (50%) and the Private Equity Firms (50% between them). The holding company will control Pioneer's U.S. operations, including the Adviser. The holding company also will own 66.7% of Pioneer's and SAM's combined operations outside the U.S., while Banco Santander will own directly the remaining 33.3% stake. The closing of the Transaction is expected to happen in 2016, subject to certain regulatory and other approvals.

Under the Investment Company Act of 1940, completion of the Transaction will cause the Fund's current investment advisory agreement with PIM to terminate. Accordingly, the Fund's Board of Trustees will be asked to approve a new investment advisory agreement. If approved by the Board, the Fund's new investment advisory agreement will be submitted to the shareholders of the Fund for their approval.

66 Pioneer High Yield Fund | Semiannual Report | 4/30/16

Trustees, Officers and Service Providers

Trustees                                    Advisory Trustee
Thomas J. Perna, Chairman                   Lorraine H. Monchak*
David R. Bock
Benjamin M. Friedman                        Officers
Margaret B.W. Graham                        Lisa M. Jones, President and Chief
Marguerite A. Piret                            Executive Officer
Fred J. Ricciardi                           Mark E. Bradley, Treasurer and
Kenneth J. Taubes                              Chief Financial Officer
                                            Christopher J. Kelley, Secretary and
                                               Chief Legal Officer

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Boston Financial Data Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

*    Ms. Monchak is a non-voting Advisory Trustee.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/16 67

                            This page for your notes.

68 Pioneer High Yield Fund | Semiannual Report | 4/30/16

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Pioneer Funds
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2016 Pioneer Investments 19383-10-0616

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer High Yield Fund


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date June 28, 2016


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date June 28, 2016


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date June 28, 2016

* Print the name and title of each signing officer under his or her signature.